UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-7205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

William C. Coffey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Growth & Income Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(8.98)%	5.92%	12.10%
Service Class	(9.07)%	5.82%	12.00%
Service Class 2	(9.19)%	5.67%	11.84%
Investor Class	(9.05)%	5.83%	12.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,350	VIP Growth & Income Portfolio - Initial Class
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Portfolio Manager Matthew Fruhan:  For the year, the fund's share classes returned about -9%, significantly trailing the benchmark S&P 500® index. The fund's underperformance of the benchmark was due to a combination of unfavorable sector allocation and security selection. By sector, significant overweights in two lagging categories, energy and financials, detracted from relative performance, as did large underweights in the outperforming information technology and consumer discretionary sectors. Stock picking in health care, financials, industrials and consumer staples also hurt. In contrast, stock picking in communication services and information technology helped most. Our biggest individual relative detractors were an overweight in industrial conglomerate General Electric – which faced significant business challenges in 2018 – and not owning benchmark component Amazon.com, which does not pay a dividend and whose valuation I found unattractive. Also detracting was financial services company State Street, as well as an out-of-benchmark position in British American Tobacco, which faced mounting competitive and regulatory challenges. Meanwhile, our biggest relative contributor was social-media giant Facebook, an underperforming benchmark component I opted to not own. The company faced concerns about the sustainability of revenue growth and costs related to privacy threats. Another relative contributor was an out-of-benchmark stake in U.K.-based GlaxoSmithKline. This diversified health care company delivered strong operating results, driven by its vaccine business.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
Microsoft Corp.	4.7
Exxon Mobil Corp.	3.6
Comcast Corp. Class A	3.4
Bank of America Corp.	3.3
Altria Group, Inc.	2.8
JPMorgan Chase & Co.	2.6
Apple, Inc.	2.5
General Electric Co.	2.3
Chevron Corp.	2.3
Wells Fargo & Co.	2.2
29.7

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	18.9
Information Technology	15.4
Health Care	13.9
Industrials	12.0
Energy	11.4

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Stocks	95.7%
Bonds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	4.2%

 * Foreign investments – 11.7%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value
COMMUNICATION SERVICES - 7.6%
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	76,289	$2,177,288
Verizon Communications, Inc.	361,880	20,344,894
		22,522,182
Entertainment - 0.9%
Activision Blizzard, Inc.	47,600	2,216,732
Electronic Arts, Inc. (a)	1,600	126,256
The Walt Disney Co.	39,000	4,276,350
Vivendi SA	194,200	4,706,887
		11,326,225
Interactive Media & Services - 0.7%
Alphabet, Inc.:
Class A (a)	4,118	4,303,145
Class C (a)	3,983	4,124,835
		8,427,980
Media - 4.2%
Comcast Corp. Class A	1,242,062	42,292,211
Interpublic Group of Companies, Inc.	354,600	7,315,398
Omnicom Group, Inc.	42,000	3,076,080
		52,683,689

TOTAL COMMUNICATION SERVICES		94,960,076

CONSUMER DISCRETIONARY - 2.3%
Auto Components - 0.1%
Gentex Corp.	59,800	1,208,558
Hotels, Restaurants & Leisure - 0.0%
Cedar Fair LP (depositary unit)	7,700	364,210
Multiline Retail - 0.2%
Target Corp.	34,977	2,311,630
Specialty Retail - 2.0%
L Brands, Inc.	147,900	3,796,593
Lowe's Companies, Inc.	133,217	12,303,922
Ross Stores, Inc.	50,300	4,184,960
TJX Companies, Inc.	88,600	3,963,964
		24,249,439
Textiles, Apparel & Luxury Goods - 0.0%
Puma AG	513	250,978

TOTAL CONSUMER DISCRETIONARY		28,384,815

CONSUMER STAPLES - 9.5%
Beverages - 1.5%
The Coca-Cola Co.	395,453	18,724,700
Food & Staples Retailing - 1.8%
Walgreens Boots Alliance, Inc.	52,300	3,573,659
Walmart, Inc.	205,000	19,095,750
		22,669,409
Food Products - 0.4%
The Hershey Co.	45,800	4,908,844
The Kraft Heinz Co.	6,300	271,152
		5,179,996
Household Products - 1.7%
Kimberly-Clark Corp.	19,800	2,256,012
Procter & Gamble Co.	197,350	18,140,412
Spectrum Brands Holdings, Inc.	29,000	1,225,250
		21,621,674
Tobacco - 4.1%
Altria Group, Inc.	719,200	35,521,288
British American Tobacco PLC sponsored ADR	424,800	13,534,128
Philip Morris International, Inc.	29,600	1,976,096
		51,031,512

TOTAL CONSUMER STAPLES		119,227,291

ENERGY - 11.4%
Energy Equipment & Services - 1.2%
Baker Hughes, a GE Co. Class A	254,400	5,469,600
Nabors Industries Ltd.	150,100	300,200
National Oilwell Varco, Inc.	105,800	2,719,060
Oceaneering International, Inc. (a)	133,200	1,611,720
Schlumberger Ltd.	124,000	4,473,920
		14,574,500
Oil, Gas & Consumable Fuels - 10.2%
BP PLC sponsored ADR	437,926	16,606,154
Cenovus Energy, Inc.	7,000	49,210
Cenovus Energy, Inc. (Canada)	2,032,889	14,295,147
Chevron Corp.	259,018	28,178,568
Enterprise Products Partners LP	20,800	511,472
Equinor ASA sponsored ADR	435,700	9,223,769
Exxon Mobil Corp.	649,800	44,309,862
Hess Corp.	15,700	635,850
Imperial Oil Ltd.	246,200	6,237,956
Kosmos Energy Ltd. (a)	641,588	2,611,263
Legacy Reserves, Inc. (a)	205,688	316,760
The Williams Companies, Inc.	210,200	4,634,910
Valero Energy Corp.	6,400	479,808
		128,090,729

TOTAL ENERGY		142,665,229

FINANCIALS - 18.9%
Banks - 12.9%
Bank of America Corp.	1,661,332	40,935,220
Citigroup, Inc.	393,718	20,496,959
First Hawaiian, Inc.	70,200	1,580,202
JPMorgan Chase & Co.	332,232	32,432,488
M&T Bank Corp.	13,900	1,989,507
PNC Financial Services Group, Inc.	114,572	13,394,613
SunTrust Banks, Inc.	227,849	11,492,704
U.S. Bancorp	242,098	11,063,879
Wells Fargo & Co.	609,969	28,107,372
		161,492,944
Capital Markets - 4.7%
Apollo Global Management LLC Class A	68,900	1,690,806
Brookfield Asset Management, Inc.	10,200	391,170
Cboe Global Markets, Inc.	14,600	1,428,318
Charles Schwab Corp.	137,484	5,709,711
FS KKR Capital Corp.	5,000	25,900
KKR & Co. LP	245,993	4,828,843
Morgan Stanley	177,983	7,057,026
Northern Trust Corp.	181,345	15,158,629
Oaktree Capital Group LLC Class A	77,400	3,076,650
S&P Global, Inc.	13,900	2,362,166
State Street Corp.	270,879	17,084,339
		58,813,558
Insurance - 1.0%
Chubb Ltd.	39,700	5,128,446
Marsh & McLennan Companies, Inc.	48,742	3,887,175
The Travelers Companies, Inc.	30,000	3,592,500
		12,608,121
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	178,950	2,927,622

TOTAL FINANCIALS		235,842,245

HEALTH CARE - 13.6%
Biotechnology - 0.9%
Alexion Pharmaceuticals, Inc. (a)	80,400	7,827,744
Intercept Pharmaceuticals, Inc. (a)	34,258	3,452,864
		11,280,608
Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co.	2,000	450,640
Boston Scientific Corp. (a)	71,800	2,537,412
Danaher Corp.	47,900	4,939,448
Zimmer Biomet Holdings, Inc.	10,900	1,130,548
		9,058,048
Health Care Providers & Services - 6.4%
AmerisourceBergen Corp.	108,910	8,102,904
Anthem, Inc.	26,100	6,854,643
Cardinal Health, Inc.	190,500	8,496,300
Cigna Corp.	56,990	10,823,541
CVS Health Corp.	351,064	23,001,713
Humana, Inc.	8,700	2,492,376
McKesson Corp.	96,488	10,659,029
Patterson Companies, Inc.	146,243	2,875,137
UnitedHealth Group, Inc.	24,800	6,178,176
		79,483,819
Pharmaceuticals - 5.6%
AstraZeneca PLC sponsored ADR	42,700	1,621,746
Bayer AG	160,116	11,135,874
Eli Lilly & Co.	22,300	2,580,556
GlaxoSmithKline PLC sponsored ADR	536,694	20,507,078
Johnson & Johnson	171,259	22,100,974
Novartis AG sponsored ADR	12,425	1,066,189
Perrigo Co. PLC	34,000	1,317,500
Sanofi SA	65,538	5,685,417
Teva Pharmaceutical Industries Ltd. sponsored ADR	269,703	4,158,820
		70,174,154

TOTAL HEALTH CARE		169,996,629

INDUSTRIALS - 12.0%
Aerospace & Defense - 2.1%
General Dynamics Corp.	34,000	5,345,140
Huntington Ingalls Industries, Inc.	7,100	1,351,201
Meggitt PLC	40,068	240,543
Rolls-Royce Holdings PLC	240,700	2,535,777
United Technologies Corp.	154,287	16,428,480
		25,901,141
Air Freight & Logistics - 1.8%
C.H. Robinson Worldwide, Inc.	44,100	3,708,369
Expeditors International of Washington, Inc.	2,095	142,649
United Parcel Service, Inc. Class B	195,672	19,083,890
		22,934,908
Building Products - 0.1%
A.O. Smith Corp.	34,000	1,451,800
Commercial Services & Supplies - 0.4%
Healthcare Services Group, Inc. (b)	46,700	1,876,406
Interface, Inc.	130,400	1,858,200
Ritchie Brothers Auctioneers, Inc.	4,000	130,853
Stericycle, Inc. (a)	15,999	587,003
		4,452,462
Electrical Equipment - 0.7%
Acuity Brands, Inc.	41,500	4,770,425
Hubbell, Inc. Class B	37,479	3,723,164
Rockwell Automation, Inc.	4,800	722,304
		9,215,893
Industrial Conglomerates - 2.4%
3M Co.	6,200	1,181,348
General Electric Co.	3,809,250	28,836,023
		30,017,371
Machinery - 0.8%
Donaldson Co., Inc.	44,600	1,935,194
Flowserve Corp.	145,000	5,512,900
Wabtec Corp. (b)	33,600	2,360,400
		9,808,494
Professional Services - 0.2%
Nielsen Holdings PLC	110,200	2,570,966
Road & Rail - 2.6%
J.B. Hunt Transport Services, Inc.	82,282	7,655,517
Knight-Swift Transportation Holdings, Inc. Class A	159,500	3,998,665
Norfolk Southern Corp.	47,793	7,146,965
Union Pacific Corp.	94,300	13,035,089
		31,836,236
Trading Companies & Distributors - 0.9%
Fastenal Co.	91,000	4,758,390
MSC Industrial Direct Co., Inc. Class A	21,600	1,661,472
Watsco, Inc.	38,292	5,327,949
		11,747,811

TOTAL INDUSTRIALS		149,937,082

INFORMATION TECHNOLOGY - 15.4%
Communications Equipment - 0.7%
Cisco Systems, Inc.	185,404	8,033,555
Electronic Equipment & Components - 0.1%
Avnet, Inc.	24,200	873,620
Philips Lighting NV (c)	29,400	689,533
		1,563,153
IT Services - 2.7%
IBM Corp.	22,900	2,603,043
MasterCard, Inc. Class A	10,510	1,982,712
Paychex, Inc.	136,831	8,914,540
Unisys Corp. (a)	177,496	2,064,278
Visa, Inc. Class A	140,076	18,481,627
		34,046,200
Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	13,600	1,167,288
Applied Materials, Inc.	132,500	4,338,050
Lam Research Corp.	17,400	2,369,358
Qualcomm, Inc.	358,861	20,422,780
		28,297,476
Software - 7.0%
Micro Focus International PLC	109,831	1,924,088
Microsoft Corp.	578,418	58,749,912
Oracle Corp.	381,691	17,233,349
SAP SE sponsored ADR	99,500	9,905,225
		87,812,574
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	197,358	31,131,251
Western Digital Corp.	48,700	1,800,439
		32,931,690

TOTAL INFORMATION TECHNOLOGY		192,684,648

MATERIALS - 1.6%
Chemicals - 1.6%
CF Industries Holdings, Inc.	13,800	600,438
DowDuPont, Inc.	94,600	5,059,208
International Flavors & Fragrances, Inc.	14,700	1,973,769
Johnson Matthey PLC	11,100	396,004
LyondellBasell Industries NV Class A	48,200	4,008,312
Nutrien Ltd.	136,580	6,414,818
The Scotts Miracle-Gro Co. Class A	28,100	1,727,026
		20,179,575
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	32,200	5,093,718
CoreSite Realty Corp.	33,000	2,878,590
Equinix, Inc.	14,700	5,182,632
Omega Healthcare Investors, Inc.	14,800	520,220
Public Storage	18,200	3,683,862
Sabra Health Care REIT, Inc.	50,600	833,888
Simon Property Group, Inc.	8,000	1,343,920
Spirit MTA REIT	8,977	64,006
Spirit Realty Capital, Inc.	38,000	1,339,500
		20,940,336
UTILITIES - 1.5%
Electric Utilities - 1.3%
Duke Energy Corp.	24,700	2,131,610
Exelon Corp.	165,600	7,468,560
PPL Corp.	147,600	4,181,508
Southern Co.	68,000	2,986,560
		16,768,238
Multi-Utilities - 0.2%
Sempra Energy	18,000	1,947,420

TOTAL UTILITIES		18,715,658

TOTAL COMMON STOCKS
(Cost $1,063,141,418)		1,193,533,584

Preferred Stocks - 0.2%
Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. Series A, 6.125%	32,800	1,882,595
Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Holdings PLC (C Shares)	84,118,170	107,217
TOTAL PREFERRED STOCKS
(Cost $1,753,369)		1,989,812
	Principal Amount	Value

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer Capital Corp. BV 5.625% 11/22/19 (c)
(Cost $1,175,020)	EUR 1,100,000	945,653
	Shares	Value

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 2.42% (d)	38,138,377	38,146,005
Fidelity Securities Lending Cash Central Fund 2.41% (d)(e)	490,950	490,999
TOTAL MONEY MARKET FUNDS
(Cost $38,636,586)		38,637,004
TOTAL INVESTMENT IN SECURITIES - 98.9%
(Cost $1,104,706,393)		1,235,106,053
NET OTHER ASSETS (LIABILITIES) - 1.1%		14,021,567
NET ASSETS - 100%		$1,249,127,620

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,635,186 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$571,753
Fidelity Securities Lending Cash Central Fund	74,964
Total	$646,717

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$94,960,076	$90,253,189	$4,706,887	$--
Consumer Discretionary	28,384,815	28,384,815	--	--
Consumer Staples	119,227,291	119,227,291	--	--
Energy	142,665,229	142,665,229	--	--
Financials	235,842,245	235,842,245	--	--
Health Care	171,879,224	153,175,338	18,703,886	--
Industrials	150,044,299	147,508,522	2,535,777	--
Information Technology	192,684,648	190,760,560	1,924,088	--
Materials	20,179,575	20,179,575	--	--
Real Estate	20,940,336	20,940,336	--	--
Utilities	18,715,658	18,715,658	--	--
Corporate Bonds	945,653	--	945,653	--
Money Market Funds	38,637,004	38,637,004	--	--
Total Investments in Securities:	$1,235,106,053	$1,206,289,762	$28,816,291	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.3%
United Kingdom	4.6%
Canada	2.1%
Germany	1.7%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $493,980) — See accompanying schedule: Unaffiliated issuers (cost $1,066,069,807)	$1,196,469,049
Fidelity Central Funds (cost $38,636,586)	38,637,004
Total Investment in Securities (cost $1,104,706,393)		$1,235,106,053
Cash		65,553
Receivable for investments sold		676,928
Receivable for fund shares sold		12,862,516
Dividends receivable		2,626,011
Interest receivable		35,738
Distributions receivable from Fidelity Central Funds		80,907
Prepaid expenses		1,994
Other receivables		10,980
Total assets		1,251,466,680
Liabilities
Payable for investments purchased	$214,134
Payable for fund shares redeemed	862,188
Accrued management fee	468,335
Distribution and service plan fees payable	121,382
Other affiliated payables	120,931
Other payables and accrued expenses	58,590
Collateral on securities loaned	493,500
Total liabilities		2,339,060
Net Assets		$1,249,127,620
Net Assets consist of:
Paid in capital		$977,916,898
Total distributable earnings (loss)		271,210,722
Net Assets		$1,249,127,620
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($361,868,247 ÷ 18,672,842 shares)		$19.38
Service Class:
Net Asset Value, offering price and redemption price per share ($101,088,985 ÷ 5,262,486 shares)		$19.21
Service Class 2:
Net Asset Value, offering price and redemption price per share ($527,878,855 ÷ 27,877,437 shares)		$18.94
Investor Class:
Net Asset Value, offering price and redemption price per share ($258,291,533 ÷ 13,382,946 shares)		$19.30

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$36,314,030
Interest		73,067
Income from Fidelity Central Funds		646,717
Total income		37,033,814
Expenses
Management fee	$6,199,769
Transfer agent fees	1,154,418
Distribution and service plan fees	1,538,290
Accounting and security lending fees	446,110
Custodian fees and expenses	48,438
Independent trustees' fees and expenses	7,646
Audit	67,310
Legal	5,364
Miscellaneous	9,516
Total expenses before reductions	9,476,861
Expense reductions	(70,858)
Total expenses after reductions		9,406,003
Net investment income (loss)		27,627,811
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	123,887,875
Fidelity Central Funds	(1,811)
Foreign currency transactions	(20,175)
Written options	2,244,679
Total net realized gain (loss)		126,110,568
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(275,929,597)
Fidelity Central Funds	(575)
Assets and liabilities in foreign currencies	(3,297)
Written options	(15,383)
Total change in net unrealized appreciation (depreciation)		(275,948,852)
Net gain (loss)		(149,838,284)
Net increase (decrease) in net assets resulting from operations		$(122,210,473)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$27,627,811	$21,619,745
Net realized gain (loss)	126,110,568	83,494,605
Change in net unrealized appreciation (depreciation)	(275,948,852)	98,180,208
Net increase (decrease) in net assets resulting from operations	(122,210,473)	203,294,558
Distributions to shareholders	(84,265,435)	–
Distributions to shareholders from net investment income	–	(15,754,100)
Distributions to shareholders from net realized gain	–	(30,718,448)
Total distributions	(84,265,435)	(46,472,548)
Share transactions - net increase (decrease)	29,169,830	139,165,465
Total increase (decrease) in net assets	(177,306,078)	295,987,475
Net Assets
Beginning of period	1,426,433,698	1,130,446,223
End of period	$1,249,127,620	$1,426,433,698
Other Information
Distributions in excess of net investment income end of period		$(387,052)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.71	$20.15	$18.88	$20.78	$19.14
Income from Investment Operations
Net investment income (loss)A	.46	.38	.35	.40	.38
Net realized and unrealized gain (loss)	(2.42)	2.96	2.38	(.86)	1.63
Total from investment operations	(1.96)	3.34	2.73	(.46)	2.01
Distributions from net investment income	(.08)	(.28)	(.32)	(.42)B	(.36)
Distributions from net realized gain	(1.29)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(1.37)	(.78)C	(1.46)	(1.44)D	(.37)
Net asset value, end of period	$19.38	$22.71	$20.15	$18.88	$20.78
Total ReturnE,F	(8.98)%	16.90%	16.08%	(2.27)%	10.47%
Ratios to Average Net AssetsG,H
Expenses before reductions	.55%	.55%	.56%	.56%	.57%
Expenses net of fee waivers, if any	.54%	.55%	.56%	.56%	.57%
Expenses net of all reductions	.54%	.55%	.56%	.56%	.57%
Net investment income (loss)	2.08%	1.78%	1.91%	1.99%	1.90%
Supplemental Data
Net assets, end of period (000 omitted)	$361,868	$433,702	$375,639	$370,704	$406,311
Portfolio turnover rateI	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.78 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.507 per share.

 D Total distributions of $1.44 per share is comprised of distributions from net investment income of $.422 and distributions from net realized gain of $1.013 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.52	$19.99	$18.75	$20.64	$19.01
Income from Investment Operations
Net investment income (loss)A	.43	.35	.33	.37	.36
Net realized and unrealized gain (loss)	(2.39)	2.94	2.35	(.85)	1.62
Total from investment operations	(1.96)	3.29	2.68	(.48)	1.98
Distributions from net investment income	(.06)	(.25)	(.31)	(.40)B	(.34)
Distributions from net realized gain	(1.29)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(1.35)	(.76)	(1.44)C	(1.41)	(.35)
Net asset value, end of period	$19.21	$22.52	$19.99	$18.75	$20.64
Total ReturnD,E	(9.07)%	16.77%	15.94%	(2.35)%	10.39%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.65%	.66%	.66%	.66%
Expenses net of fee waivers, if any	.64%	.65%	.66%	.66%	.66%
Expenses net of all reductions	.64%	.65%	.66%	.66%	.66%
Net investment income (loss)	1.98%	1.68%	1.81%	1.89%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$101,089	$125,661	$119,952	$116,035	$135,893
Portfolio turnover rateH	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.44 per share is comprised of distributions from net investment income of $.308 and distributions from net realized gain of $1.135 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.22	$19.74	$18.54	$20.43	$18.82
Income from Investment Operations
Net investment income (loss)A	.39	.32	.30	.34	.32
Net realized and unrealized gain (loss)	(2.35)	2.90	2.33	(.85)	1.61
Total from investment operations	(1.96)	3.22	2.63	(.51)	1.93
Distributions from net investment income	(.04)	(.23)	(.29)	(.37)B	(.31)
Distributions from net realized gain	(1.28)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(1.32)	(.74)	(1.43)	(1.38)	(.32)
Net asset value, end of period	$18.94	$22.22	$19.74	$18.54	$20.43
Total ReturnC,D	(9.19)%	16.61%	15.81%	(2.54)%	10.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.80%	.81%	.81%	.81%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.81%	.81%
Expenses net of all reductions	.79%	.80%	.81%	.81%	.81%
Net investment income (loss)	1.83%	1.53%	1.66%	1.74%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$527,879	$546,278	$356,194	$290,102	$330,608
Portfolio turnover rateG	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$22.62	$20.07	$18.82	$20.71	$19.09
Income from Investment Operations
Net investment income (loss)A	.44	.36	.33	.38	.36
Net realized and unrealized gain (loss)	(2.41)	2.96	2.37	(.85)	1.62
Total from investment operations	(1.97)	3.32	2.70	(.47)	1.98
Distributions from net investment income	(.06)	(.26)	(.31)	(.40)B	(.35)
Distributions from net realized gain	(1.29)	(.51)	(1.14)	(1.01)B	(.01)
Total distributions	(1.35)	(.77)	(1.45)	(1.42)C	(.36)
Net asset value, end of period	$19.30	$22.62	$20.07	$18.82	$20.71
Total ReturnD,E	(9.05)%	16.83%	15.96%	(2.32)%	10.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.63%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.62%	.63%	.64%	.64%	.65%
Expenses net of all reductions	.62%	.63%	.64%	.64%	.64%
Net investment income (loss)	2.01%	1.70%	1.83%	1.91%	1.82%
Supplemental Data
Net assets, end of period (000 omitted)	$258,292	$320,793	$278,661	$238,765	$259,462
Portfolio turnover rateH	41%	35%	34%	35%	45%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $1.42 per share is comprised of distributions from net investment income of $.404 and distributions from net realized gain of $1.013 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, equity-debt classifications, certain conversion ratio adjustments, partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$274,307,049
Gross unrealized depreciation	(147,098,799)
Net unrealized appreciation (depreciation)	$127,208,250
Tax Cost	$1,107,897,803

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$33,067,362
Undistributed long-term capital gain	$112,915,479
Net unrealized appreciation (depreciation) on securities and other investments	$125,227,882

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$11,947,331	$ 25,988,189
Long-term Capital Gains	72,318,104	20,484,359
Total	$84,265,435	$ 46,472,548

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $556,359,526 and $618,082,083, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$119,405
Service Class 2	1,418,885
$1,538,290

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$270,283
Service Class	77,216
Service Class 2	367,190
Investor Class	439,729
$1,154,418

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Consolidated Statement of Operations. The commissions paid to these affiliated firms were $11,037 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,801.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,831 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $74,964, including $82 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $55,153 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,590.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $14,115.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$25,683,175	$–
Service Class	7,386,332	–
Service Class 2	32,407,914	–
Investor Class	18,788,014	–
Total	$84,265,435	$–
From net investment income
Initial Class	$–	$5,228,746
Service Class	–	1,414,210
Service Class 2	–	5,501,998
Investor Class	–	3,609,146
Total	$–	$15,754,100
From net realized gain
Initial Class	$–	$10,137,759
Service Class	–	2,951,737
Service Class 2	–	10,324,815
Investor Class	–	7,304,137
Total	$–	$30,718,448

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	2,589,790	3,638,273	$55,251,714	$75,520,410
Reinvestment of distributions	1,242,070	725,450	25,683,175	15,366,505
Shares redeemed	(4,253,917)	(3,911,431)	(93,482,125)	(82,622,575)
Net increase (decrease)	(422,057)	452,292	$(12,547,236)	$8,264,340
Service Class
Shares sold	113,374	170,901	$2,482,762	$3,505,982
Reinvestment of distributions	360,009	208,012	7,386,332	4,365,947
Shares redeemed	(790,254)	(800,940)	(17,128,338)	(16,738,169)
Net increase (decrease)	(316,871)	(422,027)	$(7,259,244)	$(8,866,240)
Service Class 2
Shares sold	5,340,838	8,889,928	$113,497,512	$182,366,391
Reinvestment of distributions	1,601,249	759,302	32,407,914	15,826,813
Shares redeemed	(3,646,617)	(3,111,368)	(78,307,074)	(64,300,255)
Net increase (decrease)	3,295,470	6,537,862	$67,598,352	$133,892,949
Investor Class
Shares sold	1,535,711	2,213,496	$33,044,003	$46,040,962
Reinvestment of distributions	911,884	517,295	18,788,014	10,913,283
Shares redeemed	(3,244,430)	(2,432,976)	(70,454,059)	(51,079,829)
Net increase (decrease)	(796,835)	297,815	$(18,622,042)	$5,874,416

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 22% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 42% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth & Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.54%
Actual		$1,000.00	$907.00	$2.60
Hypothetical-C		$1,000.00	$1,022.48	$2.75
Service Class	.64%
Actual		$1,000.00	$906.20	$3.07
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Service Class 2.79%
Actual		$1,000.00	$906.00	$3.80
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Investor Class	.62%
Actual		$1,000.00	$906.30	$2.98
Hypothetical-C		$1,000.00	$1,022.08	$3.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Growth & Income Portfolio
Initial Class	02/08/19	02/08/19	$0.421	$1.811
Service Class	02/08/19	02/08/19	$0.418	$1.811
Service Class 2	02/08/19	02/08/19	$0.413	$1.811
Investor Class	02/08/19	02/08/19	$0.418	$1.811

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $112,972,699, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 18% and 74%; Service Class designates 18% and 94%; Service Class 2 designates 19% and 100%; Investor Class designates 18% and 89%; of the dividends distributed in February and December, 2018, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Growth & Income Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPGI-ANN-0219
1.540026.121

Fidelity® Variable Insurance Products: Dynamic Capital Appreciation Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(4.89)%	6.38%	13.77%
Service Class	(4.97)%	6.27%	13.66%
Service Class 2	(5.17)%	6.09%	13.47%
Investor Class	(5.00)%	6.27%	13.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$36,317	VIP Dynamic Capital Appreciation Portfolio - Initial Class
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Lead Portfolio Manager Fergus Shiel:  For the year, the fund’s share classes returned roughly -5%, trailing the -4.38% return of the benchmark S&P 500®. Most notably, security selection among consumer discretionary stocks was the largest detractor at the sector level. Stock picks in industrials and health care also weighed on our relative result, though to a lesser extent, along with positioning in materials. At the individual security level, our two largest relative detractors were from the consumer discretionary sector: online retailer Amazon.com and casino operator Las Vegas Sands. The former was a benchmark holding which we did not own earlier in the period, when performance was quite strong. The latter was an out-of-index stake that fared poorly, and we subsequently parted ways with it prior to period end. The portfolio's overweighted position in Alexion Pharmaceuticals also hampered our relative result. Conversely, our stock picking in information technology was a significant contributor versus the benchmark. Positioning in consumer staples and financials also aided the fund's relative return in 2018. Turning to specific holdings, an overweighted position in futures and options exchange CME Group was our top relative contributor, while a meaningful overweight in publishing software developer Adobe also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On October 1, 2018, Asher Anolic and Jason Weiner assumed co-management responsibilities for the fund, joining Fergus Shiel, who will retire on March 31, 2019.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
Microsoft Corp.	5.8
Visa, Inc. Class A	4.5
Alphabet, Inc. Class C	2.7
UnitedHealth Group, Inc.	2.6
Procter & Gamble Co.	2.2
Bank of New York Mellon Corp.	2.2
McDonald's Corp.	2.2
AstraZeneca PLC sponsored ADR	2.2
Adobe, Inc.	2.1
Amazon.com, Inc.	2.1
28.6

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Information Technology	26.1
Health Care	18.8
Consumer Discretionary	11.8
Financials	11.7
Industrials	8.8

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *
Stocks II	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 14.1%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
COMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	42,100	$2,366,862
Entertainment - 1.8%
The Walt Disney Co.	24,200	2,653,530
Interactive Media & Services - 3.1%
Alphabet, Inc.:
Class A (a)	200	208,992
Class C (a)	3,744	3,877,324
Facebook, Inc. Class A (a)	2,800	367,052
		4,453,368
Media - 0.5%
MSG Network, Inc. Class A (a)	31,300	737,428

TOTAL COMMUNICATION SERVICES		10,211,188

CONSUMER DISCRETIONARY - 11.8%
Automobiles - 0.5%
Ferrari NV	6,800	676,192
Diversified Consumer Services - 1.0%
Grand Canyon Education, Inc. (a)	9,602	923,136
Laureate Education, Inc. Class A (a)	37,300	568,452
		1,491,588
Hotels, Restaurants & Leisure - 3.7%
Dalata Hotel Group PLC	123,340	669,135
Domino's Pizza, Inc.	6,100	1,512,739
McDonald's Corp.	17,700	3,142,989
		5,324,863
Household Durables - 1.6%
D.R. Horton, Inc.	32,500	1,126,450
NVR, Inc. (a)	510	1,242,865
		2,369,315
Internet & Direct Marketing Retail - 2.1%
Amazon.com, Inc. (a)	2,000	3,003,940
Specialty Retail - 2.5%
Lowe's Companies, Inc.	17,300	1,597,828
Ross Stores, Inc.	11,900	990,080
Ulta Beauty, Inc. (a)	4,200	1,028,328
		3,616,236
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	13,700	519,504

TOTAL CONSUMER DISCRETIONARY		17,001,638

CONSUMER STAPLES - 5.5%
Beverages - 2.0%
Coca-Cola European Partners PLC	17,800	816,130
Keurig Dr. Pepper, Inc.	30,500	782,020
Pernod Ricard SA	7,667	1,258,814
		2,856,964
Household Products - 3.5%
Energizer Holdings, Inc.	16,800	758,520
Procter & Gamble Co.	35,100	3,226,392
Reckitt Benckiser Group PLC	14,600	1,118,015
		5,102,927

TOTAL CONSUMER STAPLES		7,959,891

ENERGY - 4.7%
Oil, Gas & Consumable Fuels - 4.7%
Anadarko Petroleum Corp.	29,500	1,293,280
Cheniere Energy, Inc. (a)	13,500	799,065
ConocoPhillips Co.	29,100	1,814,385
EOG Resources, Inc.	15,100	1,316,871
Range Resources Corp.	22,000	210,540
Suncor Energy, Inc.	47,400	1,323,881
		6,758,022
FINANCIALS - 11.1%
Banks - 2.0%
M&T Bank Corp.	19,400	2,776,722
Capital Markets - 6.4%
Bank of New York Mellon Corp.	67,200	3,163,104
Charles Schwab Corp.	68,375	2,839,614
CME Group, Inc.	12,900	2,426,748
HUB24 Ltd.	39,373	329,461
The Blackstone Group LP	16,300	485,903
		9,244,830
Consumer Finance - 1.0%
American Express Co.	15,300	1,458,396
Diversified Financial Services - 0.2%
Netwealth Group Ltd.	61,600	326,711
Insurance - 1.5%
American International Group, Inc.	27,400	1,079,834
Aon PLC	7,600	1,104,736
		2,184,570

TOTAL FINANCIALS		15,991,229

HEALTH CARE - 18.8%
Biotechnology - 3.7%
AC Immune SA (a)	8,700	82,215
Alexion Pharmaceuticals, Inc. (a)	27,425	2,670,098
Amgen, Inc.	8,400	1,635,228
Atara Biotherapeutics, Inc. (a)	4,300	149,382
Biogen, Inc. (a)	2,600	782,392
		5,319,315
Health Care Equipment & Supplies - 3.5%
Becton, Dickinson & Co.	10,200	2,298,264
Boston Scientific Corp. (a)	32,700	1,155,618
Intuitive Surgical, Inc. (a)	2,400	1,149,408
Masimo Corp. (a)	2,100	225,477
Penumbra, Inc. (a)	1,500	183,300
		5,012,067
Health Care Providers & Services - 5.0%
Humana, Inc.	5,800	1,661,584
UnitedHealth Group, Inc.	14,800	3,686,976
Universal Health Services, Inc. Class B	16,200	1,888,272
		7,236,832
Health Care Technology - 0.2%
Veeva Systems, Inc. Class A (a)	2,600	232,232
Life Sciences Tools & Services - 0.9%
Codexis, Inc. (a)	5,100	85,170
Mettler-Toledo International, Inc. (a)	2,100	1,187,718
		1,272,888
Pharmaceuticals - 5.5%
Allergan PLC	7,400	989,084
AstraZeneca PLC sponsored ADR	82,200	3,121,956
Horizon Pharma PLC (a)	16,800	328,272
Novartis AG sponsored ADR	22,700	1,947,887
Perrigo Co. PLC	20,500	794,375
Zoetis, Inc. Class A	8,900	761,306
		7,942,880

TOTAL HEALTH CARE		27,016,214

INDUSTRIALS - 8.8%
Aerospace & Defense - 2.1%
HEICO Corp. Class A	5,900	371,700
United Technologies Corp.	25,200	2,683,296
		3,054,996
Building Products - 0.6%
Kingspan Group PLC (Ireland)	18,056	773,305
Commercial Services & Supplies - 1.0%
Copart, Inc. (a)	24,048	1,149,013
Rentokil Initial PLC	79,600	342,117
		1,491,130
Electrical Equipment - 1.5%
Fortive Corp.	32,300	2,185,418
Machinery - 2.9%
Allison Transmission Holdings, Inc.	18,100	794,771
Deere & Co.	8,400	1,253,028
Gardner Denver Holdings, Inc. (a)	31,200	638,040
IDEX Corp.	6,100	770,186
Schindler Holding AG (participation certificate)	3,900	772,540
		4,228,565
Marine - 0.2%
Irish Continental Group PLC unit	61,446	299,207
Professional Services - 0.5%
TransUnion Holding Co., Inc.	12,100	687,280

TOTAL INDUSTRIALS		12,719,901

INFORMATION TECHNOLOGY - 26.1%
Electronic Equipment & Components - 1.6%
Amphenol Corp. Class A	22,400	1,814,848
Zebra Technologies Corp. Class A (a)	2,900	461,767
		2,276,615
IT Services - 8.0%
Booz Allen Hamilton Holding Corp. Class A	25,300	1,140,271
Fidelity National Information Services, Inc.	11,600	1,189,580
GoDaddy, Inc. (a)	12,656	830,487
PayPal Holdings, Inc. (a)	23,289	1,958,372
Visa, Inc. Class A	49,016	6,467,171
		11,585,881
Semiconductors & Semiconductor Equipment - 4.8%
ASML Holding NV	2,400	373,488
Broadcom, Inc.	9,300	2,364,804
Cree, Inc. (a)	6,100	260,928
Lam Research Corp.	2,700	367,659
Monolithic Power Systems, Inc.	1,300	151,125
NVIDIA Corp.	5,900	787,650
NXP Semiconductors NV	15,400	1,128,512
Semtech Corp. (a)	6,900	316,503
Texas Instruments, Inc.	12,200	1,152,900
		6,903,569
Software - 10.2%
Adobe, Inc. (a)	13,600	3,076,864
ANSYS, Inc. (a)	2,600	371,644
Black Knight, Inc. (a)	16,800	757,008
Intuit, Inc.	9,400	1,850,390
Microsoft Corp.	82,800	8,409,995
Splunk, Inc. (a)	2,400	251,640
		14,717,541
Technology Hardware, Storage & Peripherals - 1.5%
Apple, Inc.	13,490	2,127,913

TOTAL INFORMATION TECHNOLOGY		37,611,519

MATERIALS - 3.6%
Chemicals - 3.1%
DowDuPont, Inc.	55,596	2,973,274
Sherwin-Williams Co.	2,000	786,920
Westlake Chemical Corp.	10,774	712,916
		4,473,110
Containers & Packaging - 0.5%
Aptargroup, Inc.	8,000	752,560

TOTAL MATERIALS		5,225,670

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	15,500	2,451,945
TOTAL COMMON STOCKS
(Cost $141,853,498)		142,947,217

Nonconvertible Preferred Stocks - 0.6%
FINANCIALS - 0.6%
Banks - 0.6%
Itau Unibanco Holding SA sponsored ADR
(Cost $840,565)	90,600	828,084

Money Market Funds - 0.3%
Fidelity Cash Central Fund, 2.42% (b)
(Cost $359,900)	359,828	359,900
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $143,053,963)		144,135,201
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(75,882)
NET ASSETS - 100%		$144,059,319

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$67,948
Fidelity Securities Lending Cash Central Fund	27,716
Total	$95,664

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$10,211,188	$10,211,188	$--	$--
Consumer Discretionary	17,001,638	17,001,638	--	--
Consumer Staples	7,959,891	6,841,876	1,118,015	--
Energy	6,758,022	6,758,022	--	--
Financials	16,819,313	16,819,313	--	--
Health Care	27,016,214	27,016,214	--	--
Industrials	12,719,901	12,719,901	--	--
Information Technology	37,611,519	37,611,519	--	--
Materials	5,225,670	5,225,670	--	--
Real Estate	2,451,945	2,451,945	--	--
Money Market Funds	359,900	359,900	--	--
Total Investments in Securities:	$144,135,201	$143,017,186	$1,118,015	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.9%
United Kingdom	4.6%
Ireland	2.7%
Switzerland	2.0%
Netherlands	1.6%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $142,694,063)	$143,775,301
Fidelity Central Funds (cost $359,900)	359,900
Total Investment in Securities (cost $143,053,963)		$144,135,201
Receivable for investments sold		66,674
Receivable for fund shares sold		2,071
Dividends receivable		74,519
Distributions receivable from Fidelity Central Funds		3,155
Prepaid expenses		248
Other receivables		1,386
Total assets		144,283,254
Liabilities
Payable for fund shares redeemed	$89,894
Accrued management fee	66,887
Transfer agent fee payable	15,531
Distribution and service plan fees payable	3,083
Other affiliated payables	4,817
Audit fee payable	35,310
Other payables and accrued expenses	8,413
Total liabilities		223,935
Net Assets		$144,059,319
Net Assets consist of:
Paid in capital		$118,392,656
Total distributable earnings (loss)		25,666,663
Net Assets		$144,059,319
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($20,700,565 ÷ 1,691,779 shares)		$12.24
Service Class:
Net Asset Value, offering price and redemption price per share ($264,790÷ 21,869 shares)		$12.11
Service Class 2:
Net Asset Value, offering price and redemption price per share ($14,533,446 ÷ 1,222,886 shares)		$11.88
Investor Class:
Net Asset Value, offering price and redemption price per share ($108,560,518 ÷ 8,889,214 shares)		$12.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$1,972,575
Income from Fidelity Central Funds		95,664
Total income		2,068,239
Expenses
Management fee	$909,710
Transfer agent fees	209,528
Distribution and service plan fees	42,982
Accounting and security lending fees	65,600
Custodian fees and expenses	27,621
Independent trustees' fees and expenses	914
Audit	47,898
Legal	7,615
Miscellaneous	1,122
Total expenses before reductions	1,312,990
Expense reductions	(15,845)
Total expenses after reductions		1,297,145
Net investment income (loss)		771,094
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,449,399
Fidelity Central Funds	(263)
Foreign currency transactions	1,854
Total net realized gain (loss)		26,450,990
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(34,768,165)
Fidelity Central Funds	(347)
Assets and liabilities in foreign currencies	(32)
Total change in net unrealized appreciation (depreciation)		(34,768,544)
Net gain (loss)		(8,317,554)
Net increase (decrease) in net assets resulting from operations		$(7,546,460)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$771,094	$999,734
Net realized gain (loss)	26,450,990	17,098,834
Change in net unrealized appreciation (depreciation)	(34,768,544)	15,038,934
Net increase (decrease) in net assets resulting from operations	(7,546,460)	33,137,502
Distributions to shareholders	(17,034,451)	–
Distributions to shareholders from net investment income	–	(1,182,691)
Distributions to shareholders from net realized gain	–	(9,964,289)
Total distributions	(17,034,451)	(11,146,980)
Share transactions - net increase (decrease)	8,079,283	(16,928,196)
Total increase (decrease) in net assets	(16,501,628)	5,062,326
Net Assets
Beginning of period	160,560,947	155,498,621
End of period	$144,059,319	$160,560,947
Other Information
Undistributed net investment income end of period		$250,283

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.43	$12.53	$12.85	$13.56	$12.76
Income from Investment Operations
Net investment income (loss)A	.08	.10	.12	.13	.06
Net realized and unrealized gain (loss)	(.73)B	2.77	.17	.04	1.30
Total from investment operations	(.65)	2.87	.29	.17	1.36
Distributions from net investment income	(.08)	(.12)	(.11)	(.12)	(.06)
Distributions from net realized gain	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(1.54)	(.97)C	(.61)D	(.88)E	(.56)
Net asset value, end of period	$12.24	$14.43	$12.53	$12.85	$13.56
Total ReturnF,G	(4.89)%B	23.89%	2.88%	1.30%	10.92%
Ratios to Average Net AssetsH,I
Expenses before reductions	.69%	.72%	.71%	.70%	.72%
Expenses net of fee waivers, if any	.69%	.72%	.71%	.70%	.72%
Expenses net of all reductions	.68%	.71%	.70%	.69%	.71%
Net investment income (loss)	.54%	.73%	.99%	.97%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$20,701	$24,566	$25,141	$37,281	$38,705
Portfolio turnover rateJ	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.33 per share. Excluding this reimbursement, the total return would have been (7.25)%.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.61 per share is comprised of distributions from net investment income of $.111 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.88 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.767 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.28	$12.41	$12.74	$13.45	$12.66
Income from Investment Operations
Net investment income (loss)A	.06	.08	.11	.12	.05
Net realized and unrealized gain (loss)	(.71)B	2.75	.16	.03	1.29
Total from investment operations	(.65)	2.83	.27	.15	1.34
Distributions from net investment income	(.06)	(.10)	(.10)	(.10)	(.05)
Distributions from net realized gain	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(1.52)	(.96)	(.60)C	(.86)D	(.55)
Net asset value, end of period	$12.11	$14.28	$12.41	$12.74	$13.45
Total ReturnE,F	(4.97)%B	23.76%	2.76%	1.16%	10.88%
Ratios to Average Net AssetsG,H
Expenses before reductions	.79%	.82%	.81%	.80%	.81%
Expenses net of fee waivers, if any	.79%	.82%	.81%	.80%	.81%
Expenses net of all reductions	.78%	.81%	.80%	.79%	.80%
Net investment income (loss)	.44%	.63%	.89%	.87%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$265	$631	$530	$642	$946
Portfolio turnover rateI	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.33 per share. Excluding this reimbursement, the total return would have been (7.33)%.

 C Total distributions of $.60 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.494 per share.

 D Total distributions of $.86 per share is comprised of distributions from net investment income of $.096 and distributions from net realized gain of $.767 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.05	$12.23	$12.56	$13.27	$12.50
Income from Investment Operations
Net investment income (loss)A	.04	.06	.09	.09	.03
Net realized and unrealized gain (loss)	(.71)B	2.70	.16	.05	1.27
Total from investment operations	(.67)	2.76	.25	.14	1.30
Distributions from net investment income	(.05)	(.08)	(.09)	(.08)	(.03)
Distributions from net realized gain	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(1.50)C	(.94)	(.58)	(.85)	(.53)
Net asset value, end of period	$11.88	$14.05	$12.23	$12.56	$13.27
Total ReturnD,E	(5.17)%B	23.50%	2.66%	1.02%	10.66%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	.97%	.96%	.95%	.97%
Expenses net of fee waivers, if any	.94%	.97%	.96%	.95%	.97%
Expenses net of all reductions	.93%	.96%	.95%	.94%	.96%
Net investment income (loss)	.29%	.48%	.74%	.72%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$14,533	$17,294	$16,830	$20,128	$24,336
Portfolio turnover rateH	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.32 per share. Excluding this reimbursement, the total return would have been (7.53)%.

 C Total distributions of $1.50 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $1.455 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.40	$12.51	$12.83	$13.54	$12.75
Income from Investment Operations
Net investment income (loss)A	.06	.09	.11	.12	.05
Net realized and unrealized gain (loss)	(.72)B	2.76	.17	.04	1.29
Total from investment operations	(.66)	2.85	.28	.16	1.34
Distributions from net investment income	(.07)	(.11)	(.10)	(.11)	(.05)
Distributions from net realized gain	(1.46)	(.86)	(.49)	(.77)	(.50)
Total distributions	(1.53)	(.96)C	(.60)D	(.87)E	(.55)
Net asset value, end of period	$12.21	$14.40	$12.51	$12.83	$13.54
Total ReturnF,G	(5.00)%B	23.74%	2.81%	1.22%	10.79%
Ratios to Average Net AssetsH,I
Expenses before reductions	.77%	.80%	.79%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.80%	.79%	.78%	.79%
Expenses net of all reductions	.76%	.79%	.78%	.77%	.79%
Net investment income (loss)	.46%	.65%	.90%	.89%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$108,561	$118,071	$112,998	$165,416	$142,646
Portfolio turnover rateJ	155%	116%	123%	129%	122%

 A Calculated based on average shares outstanding during the period.

 B Amount includes a reimbursement from the investment adviser for an operational error which amounted to $.33 per share. Excluding this reimbursement, the total return would have been (7.36)%.

 C Total distributions of $.96 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.856 per share.

 D Total distributions of $.60 per share is comprised of distributions from net investment income of $.102 and distributions from net realized gain of $.494 per share.

 E Total distributions of $.87 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $.767 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,172,247
Gross unrealized depreciation	(10,390,031)
Net unrealized appreciation (depreciation)	$782,216
Tax Cost	$143,352,985

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$179,633
Undistributed long-term capital gain	$26,124,349
Net unrealized appreciation (depreciation) on securities and other investments	$782,397

The Fund intends to elect to defer to its next fiscal year $1,419,716 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$3,571,503	$ 3,966,791
Long-term Capital Gains	13,462,948	7,180,189
Total	$17,034,451	$ 11,146,980

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $254,912,798 and $253,350,952, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$422
Service Class 2	42,560
$42,982

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .15% of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$16,029
Service Class	272
Service Class 2	11,010
Investor Class	182,217
$209,528

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,608 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund $3,989,075 for an operational error which is included in Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) in the accompanying Statement of Operations.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $455 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $27,716, including $6,427 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,198 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $52.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,595.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$2,567,583	$–
Service Class	67,206	–
Service Class 2	1,785,173	–
Investor Class	12,614,489	–
Total	$17,034,451	$–
From net investment income
Initial Class	$–	$206,090
Service Class	–	4,494
Service Class 2	–	104,118
Investor Class	–	867,989
Total	$–	$1,182,691
From net realized gain
Initial Class	$–	$1,569,703
Service Class	–	36,618
Service Class 2	–	1,110,356
Investor Class	–	7,247,612
Total	$–	$9,964,289

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	107,976	65,875	$1,540,215	$892,174
Reinvestment of distributions	199,292	136,528	2,567,583	1,775,793
Shares redeemed	(317,757)	(506,242)	(4,391,696)	(6,689,844)
Net increase (decrease)	(10,489)	(303,839)	$(283,898)	$(4,021,877)
Service Class
Shares sold	5,429	591	$83,673	$7,664
Reinvestment of distributions	5,244	3,182	67,206	41,112
Shares redeemed	(32,965)	(2,340)	(451,765)	(30,745)
Net increase (decrease)	(22,292)	1,433	$(300,886)	$18,031
Service Class 2
Shares sold	104,939	73,561	$1,419,724	$956,582
Reinvestment of distributions	142,453	95,875	1,785,173	1,214,474
Shares redeemed	(254,994)	(315,290)	(3,486,299)	(4,107,906)
Net increase (decrease)	(7,602)	(145,854)	$(281,402)	$(1,936,850)
Investor Class
Shares sold	954,026	353,146	$13,447,500	$4,681,623
Reinvestment of distributions	980,791	624,674	12,614,489	8,115,601
Shares redeemed	(1,242,324)	(1,813,505)	(17,116,520)	(23,784,724)
Net increase (decrease)	692,493	(835,685)	$8,945,469	$(10,987,500)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 89% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Dynamic Capital Appreciation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.69%
Actual		$1,000.00	$882.80	$3.27
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Service Class	.79%
Actual		$1,000.00	$882.80	$3.75
Hypothetical-C		$1,000.00	$1,021.22	$4.02
Service Class 2.94%
Actual		$1,000.00	$881.30	$4.46
Hypothetical-C		$1,000.00	$1,020.47	$4.79
Investor Class	.77%
Actual		$1,000.00	$882.50	$3.65
Hypothetical-C		$1,000.00	$1,021.32	$3.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Dynamic Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Dynamic Capital Appreciation Portfolio
Initial Class	02/15/19	02/15/19	$0.019	$2.242
Investor Class	02/15/19	02/15/19	$0.018	$2.242
Service Class	02/15/19	02/15/19	$0.018	$2.242
Service Class 2	02/15/19	02/15/19	$0.014	$2.242

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $26,129,631, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 1%, and 60%; Investor Class designates 1%, and 63%; Service Class designates 1%, and 66%; and Service Class 2 designates 1%, and 70%; of the dividends distributed in February and December, 2018, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Dynamic Capital Appreciation Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPDCA-ANN-0219
1.751799.118

Fidelity® Variable Insurance Products: Balanced Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(4.22)%	5.82%	11.16%
Service Class	(4.27)%	5.70%	11.03%
Service Class 2	(4.44)%	5.56%	10.89%
Investor Class	(4.28)%	5.73%	11.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$28,811	VIP Balanced Portfolio - Initial Class
$34,303	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a series of record highs. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets at a time when uncertainty surrounded global trade and the pace of policy interest rate hikes. The index returned -6.84% in October, its largest monthly drop in seven years. But then things got worse in December, as jitters about the economy and another rate increase led to a spike in volatility and a -9% result for the month. In fixed income, U.S. taxable investment-grade bonds roughly broke even in 2018, as the backup in yields seen for most of the year reversed course in the fourth quarter and credit spreads widened considerably. Within the benchmark Bloomberg Barclays U.S. Aggregate Bond Index, higher-quality, shorter-duration securities performed comparatively well as risk-off sentiment prevailed. A strong bid for U.S. Treasuries (+0.86%) late in the year fueled that sector’s outperformance. On the other end of the spectrum were investment-grade corporate bonds (-2.51%). Outside the index, most non-core fixed-income segments, including high-yield corporates, were negative.

Comments from Co-Portfolio Managers Robert Stansky and Ford O’Neil:  For the year, the fund’s share classes returned about -4%, trailing the -2.35% result of the Fidelity Balanced 60/40 Composite Index℠, but about in line with the S&P 500® index. The fund’s underperformance of the Composite index was mainly due to security selection in the equity subportfolio, which trailed its benchmark, the S&P 500. Within the equity sleeve, stock selection in the financials and consumer staples sectors detracted most from our relative result. The top relative detractor in the equity subportfolio was a non-index stake in U.K.-based British American Tobacco. Untimely positioning in the stock of consumer electronics maker and index heavyweight Apple also worked against us. Conversely, stock selection in the information technology sector was the primary contributor to relative performance, with computer-aided design software provider Autodesk the largest individual relative contributor. The investment-grade bond subportfolio slightly trailed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection in the investment-grade bond subportfolio and asset allocation – in this case, overweighting stocks and underweighting bonds – both had a modestly negative impact on relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to Shareholders:  On September 24, 2018, Brian Lempel assumed portfolio management responsibilities for the fund's telecommunication services subportfolio, succeeding Douglas Simmons. At the same time, the telecom services sub, together with certain media and technology stocks, was folded into the new communication services sub, mirroring similar changes in the S&P 500. On December 1, 2018, Nicola Stafford assumed co-management responsibilities for the fund's consumer staples subportfolio, joining Co-Manager Robert Lee. The two will manage the subportfolio together until April 2019, at which point Nicola will become sole Portfolio Manager.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of December 31, 2018

% of fund's net assets
Microsoft Corp.	3.0
Apple, Inc.	2.5
Amazon.com, Inc.	1.9
Alphabet, Inc. Class C	1.7
UnitedHealth Group, Inc.	1.3
10.4

Top Five Bond Issuers as of December 31, 2018

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	12.0
Fannie Mae	4.2
Freddie Mac	2.2
Ginnie Mae	2.0
Morgan Stanley	0.5
20.9

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	13.0
Information Technology	12.3
Health Care	10.8
Communication Services	7.9
Consumer Discretionary	7.4

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Stocks and Equity Futures	64.2%
Bonds	35.5%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%
Other Investments	0.4%

 * Foreign investments - 8.9%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 63.5%
	Shares	Value
COMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	1,207,371	$34,458,368
Entertainment - 1.2%
Activision Blizzard, Inc.	283,567	13,205,715
Electronic Arts, Inc. (a)	102,400	8,080,384
NetEase, Inc. ADR	1,000	235,370
Netflix, Inc. (a)	54,500	14,587,470
Take-Two Interactive Software, Inc. (a)	24,900	2,563,206
The Walt Disney Co.	84,400	9,254,460
		47,926,605
Interactive Media & Services - 3.5%
58.com, Inc. ADR (a)	2,600	140,946
Alphabet, Inc.:
Class A (a)	19,462	20,337,012
Class C (a)	64,649	66,951,151
Facebook, Inc. Class A (a)	330,104	43,273,333
Momo, Inc. ADR (a)	139,600	3,315,500
Tencent Holdings Ltd.	46,500	1,864,632
		135,882,574
Media - 0.6%
Comcast Corp. Class A	632,390	21,532,880
MDC Partners, Inc. Class A (a)	263,221	687,007
Naspers Ltd. Class N	2,600	520,563
		22,740,450
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc. (a)	192,803	12,264,199

TOTAL COMMUNICATION SERVICES		253,272,196

CONSUMER DISCRETIONARY - 7.0%
Auto Components - 0.1%
Aptiv PLC	64,400	3,965,108
Distributors - 0.1%
LKQ Corp. (a)	103,300	2,451,309
Diversified Consumer Services - 0.0%
Arco Platform Ltd. Class A	68,200	1,508,584
Hotels, Restaurants & Leisure - 1.9%
ARAMARK Holdings Corp.	86,200	2,497,214
Cedar Fair LP (depositary unit)	84,400	3,992,120
Compass Group PLC	392,100	8,246,216
Dunkin' Brands Group, Inc.	55,000	3,526,600
Marriott International, Inc. Class A	71,291	7,739,351
McDonald's Corp.	137,200	24,362,604
Sea Ltd. ADR (a)(b)	340,200	3,851,064
Starbucks Corp.	111,190	7,160,636
U.S. Foods Holding Corp. (a)	232,100	7,343,644
Wyndham Destinations, Inc.	71,077	2,547,400
Wyndham Hotels & Resorts, Inc.	91,577	4,154,848
		75,421,697
Household Durables - 0.2%
Lennar Corp. Class A	144,700	5,665,005
Newell Brands, Inc.	103,900	1,931,501
		7,596,506
Internet & Direct Marketing Retail - 2.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	47,900	6,565,653
Amazon.com, Inc. (a)	48,810	73,311,156
JD.com, Inc. sponsored ADR (a)	105,800	2,214,394
The Booking Holdings, Inc. (a)	3,500	6,028,470
Wayfair LLC Class A (a)	3,100	279,248
		88,398,921
Leisure Products - 0.1%
Mattel, Inc. (a)(b)	238,400	2,381,616
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	116,600	10,531,312
Specialty Retail - 1.7%
Home Depot, Inc.	167,308	28,746,861
Lowe's Companies, Inc.	127,500	11,775,900
O'Reilly Automotive, Inc. (a)	16,200	5,578,146
TJX Companies, Inc.	316,380	14,154,841
Ulta Beauty, Inc. (a)	17,200	4,211,248
		64,466,996
Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	114,230	8,469,012
Prada SpA	462,500	1,523,849
Tapestry, Inc.	114,500	3,864,375
		13,857,236

TOTAL CONSUMER DISCRETIONARY		270,579,285

CONSUMER STAPLES - 4.2%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	21,900	1,442,751
Constellation Brands, Inc. Class A (sub. vtg.)	46,562	7,488,101
Keurig Dr. Pepper, Inc.	72,617	1,861,900
Monster Beverage Corp. (a)	113,426	5,582,828
PepsiCo, Inc.	66,000	7,291,680
The Coca-Cola Co.	565,086	26,756,822
		50,424,082
Food & Staples Retailing - 0.4%
Costco Wholesale Corp.	17,300	3,524,183
Sysco Corp.	9,700	607,802
Walgreens Boots Alliance, Inc.	46,120	3,151,380
Walmart, Inc.	69,300	6,455,295
		13,738,660
Food Products - 0.6%
Bunge Ltd.	88,928	4,752,312
Mondelez International, Inc.	344,100	13,774,323
The Kraft Heinz Co.	102,400	4,407,296
The Simply Good Foods Co. (a)	66,600	1,258,740
TreeHouse Foods, Inc. (a)	21,741	1,102,486
		25,295,157
Household Products - 0.9%
Colgate-Palmolive Co.	227,344	13,531,515
Procter & Gamble Co.	225,100	20,691,192
Spectrum Brands Holdings, Inc.	696	29,406
		34,252,113
Personal Products - 0.3%
Coty, Inc. Class A	399,304	2,619,434
Edgewell Personal Care Co. (a)	48,500	1,811,475
Estee Lauder Companies, Inc. Class A	32,592	4,240,219
Unilever NV (Certificaten Van Aandelen) (Bearer)	57,700	3,125,741
		11,796,869
Tobacco - 0.7%
Altria Group, Inc.	115,108	5,685,184
British American Tobacco PLC sponsored ADR	175,949	5,605,735
Philip Morris International, Inc.	238,656	15,932,675
		27,223,594

TOTAL CONSUMER STAPLES		162,730,475

ENERGY - 3.2%
Energy Equipment & Services - 0.3%
Baker Hughes, a GE Co. Class A	208,800	4,489,200
Hess Midstream Partners LP	52,300	888,054
Liberty Oilfield Services, Inc. Class A (b)	93,400	1,209,530
NCS Multistage Holdings, Inc. (a)	200,500	1,020,545
Oceaneering International, Inc. (a)	60,700	734,470
Schlumberger Ltd.	55,700	2,009,656
		10,351,455
Oil, Gas & Consumable Fuels - 2.9%
Anadarko Petroleum Corp.	185,349	8,125,700
Black Stone Minerals LP	97,100	1,503,108
BP PLC sponsored ADR	98,069	3,718,776
Cabot Oil & Gas Corp.	128,560	2,873,316
Centennial Resource Development, Inc. Class A (a)	123,600	1,362,072
Chevron Corp.	85,000	9,247,150
ConocoPhillips Co.	81,600	5,087,760
Devon Energy Corp.	339,000	7,641,060
EOG Resources, Inc.	145,100	12,654,171
Exxon Mobil Corp.	180,600	12,315,114
HollyFrontier Corp.	62,400	3,189,888
Magnolia Oil & Gas Corp.	115,000	1,289,150
Magnolia Oil & Gas Corp. Class A (a)	139,000	1,558,190
Noble Energy, Inc.	234,500	4,399,220
Parsley Energy, Inc. Class A (a)	139,700	2,232,406
Phillips 66 Co.	104,226	8,979,070
Pioneer Natural Resources Co.	43,700	5,747,424
PrairieSky Royalty Ltd. (b)	109,834	1,421,599
Reliance Industries Ltd.	323,573	5,214,981
Suncor Energy, Inc.	245,380	6,853,457
Targa Resources Corp.	40,400	1,455,208
Valero Energy Corp.	81,300	6,095,061
Whiting Petroleum Corp. (a)	58,300	1,322,827
		114,286,708

TOTAL ENERGY		124,638,163

FINANCIALS - 8.5%
Banks - 3.6%
Bank of America Corp.	1,489,387	36,698,496
Citigroup, Inc.	460,554	23,976,441
First Horizon National Corp.	432,600	5,693,016
Huntington Bancshares, Inc.	1,508,738	17,984,157
KB Financial Group, Inc.	16,800	701,357
KeyCorp	483,900	7,152,042
M&T Bank Corp.	43,500	6,226,155
PNC Financial Services Group, Inc.	56,200	6,570,342
Signature Bank	37,100	3,814,251
U.S. Bancorp	65,500	2,993,350
Wells Fargo & Co.	573,400	26,422,272
		138,231,879
Capital Markets - 1.5%
Bank of New York Mellon Corp.	279,200	13,141,944
Cboe Global Markets, Inc.	137,125	13,414,939
E*TRADE Financial Corp.	321,700	14,116,196
Goldman Sachs Group, Inc.	25,900	4,326,595
Oaktree Capital Group LLC Class A	67,300	2,675,175
State Street Corp.	32,600	2,056,082
TD Ameritrade Holding Corp.	84,600	4,142,016
Virtu Financial, Inc. Class A	148,300	3,820,208
		57,693,155
Consumer Finance - 1.5%
360 Finance, Inc. ADR	77,700	1,198,911
American Express Co.	100,200	9,551,064
Capital One Financial Corp.	421,958	31,895,805
Imperial Holdings, Inc. warrants 4/11/19 (a)	6,565	0
LexinFintech Holdings Ltd. ADR (b)	217,000	1,573,250
OneMain Holdings, Inc. (a)	353,329	8,582,361
PPDAI Group, Inc. ADR (a)	270,500	973,800
SLM Corp. (a)	492,452	4,092,276
		57,867,467
Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. Class A (a)	11	3,366,000
KBC Ancora	17,400	742,419
Kimbell Royalty Partners LP	105,100	1,427,258
		5,535,677
Insurance - 1.8%
American International Group, Inc.	480,000	18,916,800
Hartford Financial Services Group, Inc.	100,500	4,467,225
Marsh & McLennan Companies, Inc.	108,497	8,652,636
MetLife, Inc.	494,700	20,312,382
RSA Insurance Group PLC	235,100	1,539,046
The Travelers Companies, Inc.	47,700	5,712,075
Willis Group Holdings PLC	69,702	10,584,946
		70,185,110
Thrifts & Mortgage Finance - 0.0%
WMI Holdings Corp. (a)	4	47

TOTAL FINANCIALS		329,513,335

HEALTH CARE - 9.8%
Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc. (a)	105,450	10,266,612
Amgen, Inc.	131,004	25,502,549
Biogen, Inc. (a)	33,691	10,138,296
Global Blood Therapeutics, Inc. (a)	42,569	1,747,457
Sarepta Therapeutics, Inc. (a)	37,100	4,048,723
Vertex Pharmaceuticals, Inc. (a)	96,900	16,057,299
		67,760,936
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	385,500	27,883,215
Baxter International, Inc.	187,500	12,341,250
Becton, Dickinson & Co.	100,200	22,577,064
Boston Scientific Corp. (a)	821,980	29,048,773
Intuitive Surgical, Inc. (a)	30,200	14,463,384
Wright Medical Group NV (a)	186,800	5,084,696
		111,398,382
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	74,800	5,565,120
DaVita HealthCare Partners, Inc. (a)	114,400	5,887,024
Elanco Animal Health, Inc. (b)	134,800	4,250,244
HCA Holdings, Inc.	109,200	13,589,940
Henry Schein, Inc. (a)	81,048	6,363,889
Humana, Inc.	60,100	17,217,448
Molina Healthcare, Inc. (a)	80,400	9,344,088
UnitedHealth Group, Inc.	204,489	50,942,300
		113,160,053
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	93,517	20,928,169
Pharmaceuticals - 1.7%
Allergan PLC	62,923	8,410,288
AstraZeneca PLC sponsored ADR	492,500	18,705,150
Bristol-Myers Squibb Co.	274,460	14,266,431
Jazz Pharmaceuticals PLC (a)	26,700	3,309,732
Nektar Therapeutics (a)	48,300	1,587,621
Roche Holding AG (participation certificate)	81,616	20,261,895
		66,541,117

TOTAL HEALTH CARE		379,788,657

INDUSTRIALS - 6.9%
Aerospace & Defense - 1.3%
General Dynamics Corp.	27,800	4,370,438
Lockheed Martin Corp.	3,150	824,796
Northrop Grumman Corp.	39,140	9,585,386
Raytheon Co.	16,760	2,570,146
The Boeing Co.	42,280	13,635,300
United Technologies Corp.	183,610	19,550,793
		50,536,859
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	119,677	11,672,098
Airlines - 0.4%
American Airlines Group, Inc.	483,475	15,524,382
Building Products - 0.3%
Allegion PLC	75,036	5,981,120
USG Corp.	131,410	5,605,951
		11,587,071
Commercial Services & Supplies - 0.0%
Stericycle, Inc. (a)	30,700	1,126,383
Construction & Engineering - 0.6%
AECOM (a)	731,565	19,386,473
Fluor Corp.	62,748	2,020,486
		21,406,959
Electrical Equipment - 0.9%
Sensata Technologies, Inc. PLC (a)	340,650	15,274,746
Sunrun, Inc. (a)	1,283,335	13,975,518
Vivint Solar, Inc. (a)	1,294,270	4,931,169
		34,181,433
Industrial Conglomerates - 0.4%
3M Co.	12,470	2,376,034
General Electric Co.	470,300	3,560,171
Honeywell International, Inc.	57,440	7,588,973
		13,525,178
Machinery - 0.6%
Allison Transmission Holdings, Inc.	231,300	10,156,383
Minebea Mitsumi, Inc.	322,700	4,653,338
WABCO Holdings, Inc. (a)	94,715	10,166,708
		24,976,429
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	8,372	10,531,408
Professional Services - 0.6%
Nielsen Holdings PLC	878,010	20,483,973
WageWorks, Inc. (a)	165,800	4,503,128
		24,987,101
Road & Rail - 0.7%
CSX Corp.	219,750	13,653,068
Norfolk Southern Corp.	84,630	12,655,570
		26,308,638
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	523,055	19,625,024
Univar, Inc. (a)	21,400	379,636
		20,004,660

TOTAL INDUSTRIALS		266,368,599

INFORMATION TECHNOLOGY - 12.1%
Electronic Equipment & Components - 0.0%
Flextronics International Ltd. (a)	59,100	449,751
Internet Software & Services - 0.1%
ANGI Homeservices, Inc. Class A (a)	241,913	3,887,542
IT Services - 1.2%
Alliance Data Systems Corp.	102,700	15,413,216
Cognizant Technology Solutions Corp. Class A	58,900	3,738,972
DXC Technology Co.	33,800	1,797,146
FleetCor Technologies, Inc. (a)	10,400	1,931,488
Leidos Holdings, Inc.	69,100	3,642,952
MasterCard, Inc. Class A	18,900	3,565,485
MongoDB, Inc. Class A (a)(b)	48,300	4,044,642
PayPal Holdings, Inc. (a)	105,300	8,854,677
Shopify, Inc. Class A (a)	23,700	3,277,412
		46,265,990
Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. (a)	101,300	1,869,998
Analog Devices, Inc.	32,500	2,789,475
Applied Materials, Inc.	279,200	9,141,008
Broadcom, Inc.	39,800	10,120,344
Lam Research Corp.	77,800	10,594,026
MACOM Technology Solutions Holdings, Inc. (a)(b)	425,969	6,180,810
Marvell Technology Group Ltd.	200,600	3,247,714
Microchip Technology, Inc.	14,900	1,071,608
Micron Technology, Inc. (a)	242,100	7,681,833
NVIDIA Corp.	120,700	16,113,450
NXP Semiconductors NV	23,900	1,751,392
ON Semiconductor Corp. (a)	788,305	13,014,916
Qualcomm, Inc.	372,797	21,215,877
Xilinx, Inc.	29,400	2,503,998
		107,296,449
Software - 5.5%
2U, Inc. (a)	65,500	3,256,660
Adobe, Inc. (a)	67,031	15,165,093
Apptio, Inc. Class A (a)	300	11,388
Autodesk, Inc. (a)	121,061	15,569,655
Avast PLC (c)	1,157,900	4,191,441
Box, Inc. Class A (a)	11,100	187,368
Cardlytics, Inc. (a)	63,604	688,831
Citrix Systems, Inc.	95,418	9,776,528
Hortonworks, Inc. (a)	421,208	6,073,819
Kingsoft Corp. Ltd.	2,041,000	2,940,103
Microsoft Corp.	1,133,200	115,099,121
Nuance Communications, Inc. (a)	232,006	3,069,439
Nutanix, Inc. Class A (a)	35,000	1,455,650
Oracle Corp.	129,800	5,860,470
Parametric Technology Corp. (a)	39,711	3,292,042
Salesforce.com, Inc. (a)	131,800	18,052,646
SS&C Technologies Holdings, Inc.	34,800	1,569,828
Talend SA ADR (a)	138,595	5,139,103
Totvs SA	110,700	775,464
Workday, Inc. Class A (a)	1,100	175,648
Zuora, Inc.	23,400	424,476
		212,774,773
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	604,966	95,427,337

TOTAL INFORMATION TECHNOLOGY		466,101,842

MATERIALS - 1.5%
Chemicals - 1.3%
Air Products & Chemicals, Inc.	24,300	3,889,215
Amyris, Inc. (a)(b)	9,767	32,622
DowDuPont, Inc.	343,177	18,353,106
LG Chemical Ltd.	6,480	2,018,746
Linde PLC	10,500	1,638,420
Linde PLC	31,016	4,923,593
LyondellBasell Industries NV Class A	48,500	4,033,260
Olin Corp.	192,700	3,875,197
Platform Specialty Products Corp. (a)	250,400	2,586,632
The Chemours Co. LLC	233,005	6,575,401
Westlake Chemical Corp.	20,904	1,383,218
		49,309,410
Construction Materials - 0.1%
Vulcan Materials Co.	23,800	2,351,440
Containers & Packaging - 0.0%
Crown Holdings, Inc. (a)	34,100	1,417,537
Metals & Mining - 0.1%
Antofagasta PLC	111,400	1,112,069
First Quantum Minerals Ltd.	45,800	370,372
Livent Corp.	50,603	698,321
Newmont Mining Corp.	51,800	1,794,870
		3,975,632

TOTAL MATERIALS		57,054,019

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.7%
American Tower Corp.	96,800	15,312,792
Ant International Co. Ltd. Class C (d)(e)	621,699	3,487,731
Boston Properties, Inc.	45,100	5,076,005
Colony Capital, Inc.	82,983	388,360
CorePoint Lodging, Inc.	92,700	1,135,575
Corporate Office Properties Trust (SBI)	123,200	2,590,896
Corrections Corp. of America	30,400	542,032
Crown Castle International Corp.	23,700	2,574,531
Equinix, Inc.	12,100	4,265,976
Equity Lifestyle Properties, Inc.	13,400	1,301,542
Essex Property Trust, Inc.	6,100	1,495,781
Front Yard Residential Corp. Class B	199,900	1,745,127
Outfront Media, Inc.	50,320	911,798
Prologis, Inc.	95,100	5,584,272
Public Storage	28,600	5,788,926
Simon Property Group, Inc.	16,700	2,805,433
Spirit MTA REIT	35,750	254,898
Spirit Realty Capital, Inc.	40,180	1,416,345
Store Capital Corp.	99,600	2,819,676
The Macerich Co.	35,800	1,549,424
VEREIT, Inc.	115,400	825,110
Welltower, Inc.	70,200	4,872,582
		66,744,812
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP	36,757	592,523
Cushman & Wakefield PLC	96,600	1,397,802
VICI Properties, Inc.	57,300	1,076,094
		3,066,419

TOTAL REAL ESTATE		69,811,231

UTILITIES - 2.0%
Electric Utilities - 1.3%
Duke Energy Corp.	15,900	1,372,170
Edison International	73,200	4,155,564
Entergy Corp.	32,800	2,823,096
Evergy, Inc.	38,825	2,204,095
Exelon Corp.	241,335	10,884,209
FirstEnergy Corp.	157,600	5,917,880
NextEra Energy, Inc.	70,551	12,263,175
PG&E Corp. (a)	114,773	2,725,859
PPL Corp.	202,900	5,748,157
Southern Co.	36,500	1,603,080
		49,697,285
Independent Power and Renewable Electricity Producers - 0.1%
NRG Energy, Inc.	58,000	2,296,800
The AES Corp.	111,200	1,607,952
		3,904,752
Multi-Utilities - 0.6%
Dominion Resources, Inc.	103,050	7,363,953
Public Service Enterprise Group, Inc.	107,000	5,569,350
SCANA Corp.	83,600	3,994,408
Sempra Energy	49,798	5,387,646
		22,315,357

TOTAL UTILITIES		75,917,394

TOTAL COMMON STOCKS
(Cost $2,264,474,925)		2,455,775,196
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 2.23% to 2.39% 1/10/19 to 3/14/19 (f)
(Cost $2,633,968)	2,640,000	2,633,989
	Shares	Value

Fixed-Income Funds - 34.7%
Fidelity High Income Central Fund 2 (g)	882,320	$91,823,084
Fidelity VIP Investment Grade Central Fund (g)	12,221,635	1,250,395,464
TOTAL FIXED-INCOME FUNDS
(Cost $1,358,206,964)		1,342,218,548

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 2.42% (h)	64,431,717	64,444,604
Fidelity Securities Lending Cash Central Fund 2.41% (h)(i)	20,631,383	20,633,446
TOTAL MONEY MARKET FUNDS
(Cost $85,073,011)		85,078,050
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $3,710,388,868)		3,885,705,783
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(17,685,961)
NET ASSETS - 100%		$3,868,019,822

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	219	March 2019	$27,431,940	$(1,478,608)	$(1,478,608)

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,191,441 or 0.1% of net assets.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,487,731 or 0.1% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,862,043.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-Q and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Ant International Co. Ltd. Class C	5/16/18	$3,487,731

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,626,990
Fidelity High Income Central Fund 2	6,806,079
Fidelity Securities Lending Cash Central Fund	94,672
Fidelity VIP Investment Grade Central Fund	34,589,322
Total	$43,117,063

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund 2	$93,485,616	$6,806,102	$--	$--	$(8,468,634)	$91,823,084	10.9%
Fidelity VIP Investment Grade Central Fund	1,173,700,179	110,765,851	--	--	(34,070,566)	1,250,395,464	23.7%
Total	$1,267,185,795	$117,571,953	$--	$--	$(42,539,200)	$1,342,218,548

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$253,272,196	$252,751,633	$520,563	$--
Consumer Discretionary	270,579,285	270,579,285	--	--
Consumer Staples	162,730,475	158,161,983	4,568,492	--
Energy	124,638,163	124,638,163	--	--
Financials	329,513,335	329,513,335	--	--
Health Care	379,788,657	359,526,762	20,261,895	--
Industrials	266,368,599	251,183,853	15,184,746	--
Information Technology	466,101,842	466,101,842	--	--
Materials	57,054,019	57,054,019	--	--
Real Estate	69,811,231	66,323,500	--	3,487,731
Utilities	75,917,394	75,917,394	--	--
U.S. Government and Government Agency Obligations	2,633,989	--	2,633,989	--
Fixed-Income Funds	1,342,218,548	1,342,218,548	--	--
Money Market Funds	85,078,050	85,078,050	--	--
Total Investments in Securities:	$3,885,705,783	$3,839,048,367	$43,169,685	$3,487,731
Derivative Instruments:
Liabilities
Futures Contracts	$(1,478,608)	$(1,478,608)	$--	$--
Total Liabilities	$(1,478,608)	$(1,478,608)	$--	$--
Total Derivative Instruments:	$(1,478,608)	$(1,478,608)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2018. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(1,478,608)
Total Equity Risk	0	(1,478,608)
Total Value of Derivatives	$0	$(1,478,608)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets (Unaudited) is as follows. The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

U.S. Government and U.S. Government Agency Obligations	21.6%
AAA,AA,A	2.9%
BBB	7.4%
BB	2.8%
B	0.8%
CCC,CC,C	0.3%
Not Rated	0.1%
Equities	63.5%
Short-Term Investments and Net Other Assets	0.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $20,089,258) — See accompanying schedule: Unaffiliated issuers (cost $2,267,108,893)	$2,458,409,185
Fidelity Central Funds (cost $1,443,279,975)	1,427,296,598
Total Investment in Securities (cost $3,710,388,868)		$3,885,705,783
Cash		248,642
Receivable for investments sold		15,049,948
Receivable for fund shares sold		2,870,789
Dividends receivable		2,209,508
Distributions receivable from Fidelity Central Funds		213,398
Receivable for daily variation margin on futures contracts		210,240
Prepaid expenses		5,787
Other receivables		34,078
Total assets		3,906,548,173
Liabilities
Payable for investments purchased	$15,444,891
Payable for fund shares redeemed	372,449
Accrued management fee	1,276,684
Distribution and service plan fees payable	221,223
Other affiliated payables	499,284
Other payables and accrued expenses	80,130
Collateral on securities loaned	20,633,690
Total liabilities		38,528,351
Net Assets		$3,868,019,822
Net Assets consist of:
Paid in capital		$3,528,600,376
Total distributable earnings (loss)		339,419,446
Net Assets		$3,868,019,822
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($206,293,151 ÷ 12,291,731 shares)		$16.78
Service Class:
Net Asset Value, offering price and redemption price per share ($16,615,676 ÷ 996,861 shares)		$16.67
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,045,617,483 ÷ 63,881,148 shares)		$16.37
Investor Class:
Net Asset Value, offering price and redemption price per share ($2,599,493,512 ÷ 156,190,294 shares)		$16.64

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$44,356,736
Interest		54,481
Income from Fidelity Central Funds		42,384,901
Total income		86,796,118
Expenses
Management fee	$15,933,218
Transfer agent fees	4,872,748
Distribution and service plan fees	2,631,716
Accounting and security lending fees	1,330,597
Custodian fees and expenses	91,376
Independent trustees' fees and expenses	22,046
Audit	82,686
Legal	21,532
Miscellaneous	27,056
Total expenses before reductions	25,012,975
Expense reductions	(231,693)
Total expenses after reductions		24,781,282
Net investment income (loss)		62,014,836
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	218,389,180
Fidelity Central Funds	4,949
Foreign currency transactions	(20,839)
Futures contracts	(5,779,203)
Capital gain distributions from Fidelity Central Funds	732,162
Total net realized gain (loss)		213,326,249
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(410,003,182)
Fidelity Central Funds	(42,545,082)
Assets and liabilities in foreign currencies	(9,570)
Futures contracts	(2,097,722)
Total change in net unrealized appreciation (depreciation)		(454,655,556)
Net gain (loss)		(241,329,307)
Net increase (decrease) in net assets resulting from operations		$(179,314,471)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,014,836	$53,093,381
Net realized gain (loss)	213,326,249	205,347,158
Change in net unrealized appreciation (depreciation)	(454,655,556)	286,591,760
Net increase (decrease) in net assets resulting from operations	(179,314,471)	545,032,299
Distributions to shareholders	(259,714,378)	–
Distributions to shareholders from net investment income	–	(51,635,324)
Distributions to shareholders from net realized gain	–	(92,982,089)
Total distributions	(259,714,378)	(144,617,413)
Share transactions - net increase (decrease)	337,820,970	316,715,388
Total increase (decrease) in net assets	(101,207,879)	717,130,274
Net Assets
Beginning of period	3,969,227,701	3,252,097,427
End of period	$3,868,019,822	$3,969,227,701
Other Information
Undistributed net investment income end of period		$10,358,333

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Balanced Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.76	$16.77	$16.27	$16.93	$17.76
Income from Investment Operations
Net investment income (loss)A	.30	.28	.27	.26	.27
Net realized and unrealized gain (loss)	(1.07)	2.44	.85	(.16)	1.37
Total from investment operations	(.77)	2.72	1.12	.10	1.64
Distributions from net investment income	(.27)	(.27)	(.22)	(.26)	(.25)
Distributions from net realized gain	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(1.21)	(.73)	(.62)	(.76)	(2.47)
Net asset value, end of period	$16.78	$18.76	$16.77	$16.27	$16.93
Total ReturnB,C	(4.22)%	16.43%	7.26%	.59%	10.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.49%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.49%	.50%	.51%	.51%	.51%
Expenses net of all reductions	.49%	.50%	.51%	.51%	.51%
Net investment income (loss)	1.64%	1.56%	1.66%	1.54%	1.63%
Supplemental Data
Net assets, end of period (000 omitted)	$206,293	$231,977	$209,201	$212,589	$220,897
Portfolio turnover rateF	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.65	$16.69	$16.20	$16.86	$17.70
Income from Investment Operations
Net investment income (loss)A	.28	.26	.25	.24	.25
Net realized and unrealized gain (loss)	(1.05)	2.41	.85	(.15)	1.36
Total from investment operations	(.77)	2.67	1.10	.09	1.61
Distributions from net investment income	(.27)	(.26)	(.21)	(.25)	(.23)
Distributions from net realized gain	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(1.21)	(.71)B	(.61)	(.75)	(2.45)
Net asset value, end of period	$16.67	$18.65	$16.69	$16.20	$16.86
Total ReturnC,D	(4.27)%	16.25%	7.16%	.51%	10.09%
Ratios to Average Net AssetsE,F
Expenses before reductions	.59%	.60%	.61%	.62%	.65%
Expenses net of fee waivers, if any	.59%	.60%	.61%	.61%	.65%
Expenses net of all reductions	.59%	.60%	.61%	.61%	.65%
Net investment income (loss)	1.53%	1.46%	1.56%	1.43%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$16,616	$7,933	$4,865	$4,619	$3,267
Portfolio turnover rateG	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.71 per share is comprised of distributions from net investment income of $.255 and distributions from net realized gain of $.458 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.33	$16.41	$15.95	$16.61	$17.47
Income from Investment Operations
Net investment income (loss)A	.25	.23	.22	.21	.23
Net realized and unrealized gain (loss)	(1.04)	2.38	.83	(.15)	1.34
Total from investment operations	(.79)	2.61	1.05	.06	1.57
Distributions from net investment income	(.23)	(.23)	(.19)	(.22)	(.22)
Distributions from net realized gain	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(1.17)	(.69)	(.59)	(.72)	(2.43)B
Net asset value, end of period	$16.37	$18.33	$16.41	$15.95	$16.61
Total ReturnC,D	(4.44)%	16.12%	6.98%	.36%	10.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.75%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.74%	.75%	.76%	.76%	.76%
Expenses net of all reductions	.74%	.75%	.76%	.76%	.76%
Net investment income (loss)	1.39%	1.31%	1.41%	1.29%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,045,617	$979,052	$687,973	$555,924	$521,880
Portfolio turnover rateG	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.43 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $2.217 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Balanced Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$18.61	$16.65	$16.16	$16.82	$17.66
Income from Investment Operations
Net investment income (loss)A	.28	.26	.25	.24	.26
Net realized and unrealized gain (loss)	(1.05)	2.41	.85	(.15)	1.36
Total from investment operations	(.77)	2.67	1.10	.09	1.62
Distributions from net investment income	(.26)	(.25)	(.21)	(.25)	(.24)
Distributions from net realized gain	(.94)	(.46)	(.40)	(.50)	(2.22)
Total distributions	(1.20)	(.71)	(.61)	(.75)	(2.46)
Net asset value, end of period	$16.64	$18.61	$16.65	$16.16	$16.82
Total ReturnB,C	(4.28)%	16.28%	7.18%	.52%	10.18%
Ratios to Average Net AssetsD,E
Expenses before reductions	.57%	.58%	.59%	.59%	.59%
Expenses net of fee waivers, if any	.57%	.58%	.59%	.59%	.59%
Expenses net of all reductions	.57%	.58%	.59%	.59%	.59%
Net investment income (loss)	1.56%	1.48%	1.58%	1.46%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$2,599,494	$2,750,265	$2,350,058	$2,224,674	$2,052,258
Portfolio turnover rateF	55%	45%	43%	54%	56%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. Based on their most recent shareholder report date, the expenses of any underlying non-money market Fidelity Central Funds were less than .005%.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund 2	FMR Co., Inc. (FMRC)	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity VIP Investment Grade Central Fund	FIMM	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Repurchase Agreements Restricted Securities Swaps	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at institutional.fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$431,596,369
Gross unrealized depreciation	(279,417,260)
Net unrealized appreciation (depreciation)	$152,179,109
Tax Cost	$3,733,526,674

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,608,481
Undistributed long-term capital gain	$200,913,837
Net unrealized appreciation (depreciation) on securities and other investments	$152,170,732

The Fund intends to elect to defer to its next fiscal year $22,672,263 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$102,812,848	$ 98,378,811
Long-term Capital Gains	156,901,530	46,238,602
Total	$259,714,378	$ 144,617,413

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities (including the Fixed-Income Central Funds), other than short-term securities, aggregated $2,353,175,879 and $2,203,759,175, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .39% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$9,481
Service Class 2	2,622,235
$2,631,716

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$147,774
Service Class	6,138
Service Class 2	678,697
Investor Class	4,040,139
$4,872,748

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $57,087 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $21,553.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $10,971 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $94,672, including $3,026 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $192,212 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $39,481.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$14,693,839	$–
Service Class	694,746	–
Service Class 2	65,887,368	–
Investor Class	178,438,425	–
Total	$259,714,378	$–
From net investment income
Initial Class	$–	$3,243,572
Service Class	–	101,845
Service Class 2	–	11,604,068
Investor Class	–	36,685,839
Total	$–	$51,635,324
From net realized gain
Initial Class	$–	$5,633,686
Service Class	–	160,151
Service Class 2	–	21,652,928
Investor Class	–	65,535,324
Total	$–	$92,982,089

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	666,387	812,069	$12,328,080	$14,561,871
Reinvestment of distributions	846,103	494,430	14,693,839	8,877,258
Shares redeemed	(1,586,723)	(1,412,700)	(29,275,830)	(25,426,926)
Net increase (decrease)	(74,233)	(106,201)	$(2,253,911)	$(1,987,797)
Service Class
Shares sold	698,945	190,521	$12,568,742	$3,412,168
Reinvestment of distributions	40,721	14,557	694,746	261,996
Shares redeemed	(168,111)	(71,307)	(2,972,032)	(1,262,031)
Net increase (decrease)	571,555	133,771	$10,291,456	$2,412,133
Service Class 2
Shares sold	11,876,479	14,242,309	$214,202,204	$248,563,621
Reinvestment of distributions	3,891,979	1,888,180	65,887,368	33,256,996
Shares redeemed	(5,306,745)	(4,636,485)	(95,270,609)	(81,689,596)
Net increase (decrease)	10,461,713	11,494,004	$184,818,963	$200,131,021
Investor Class
Shares sold	6,468,683	6,902,746	$118,544,909	$121,791,858
Reinvestment of distributions	10,364,766	5,730,852	178,438,425	102,221,163
Shares redeemed	(8,404,057)	(6,021,946)	(152,018,872)	(107,852,990)
Net increase (decrease)	8,429,392	6,611,652	$144,964,462	$116,160,031

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 71% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 12% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Balanced Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.49%
Actual		$1,000.00	$928.00	$2.38
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Service Class	.59%
Actual		$1,000.00	$927.50	$2.87
Hypothetical-C		$1,000.00	$1,022.23	$3.01
Service Class 2.74%
Actual		$1,000.00	$927.10	$3.59
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Investor Class	.57%
Actual		$1,000.00	$927.30	$2.77
Hypothetical-C		$1,000.00	$1,022.33	$2.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Balanced Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Balanced Portfolio
Initial Class	02/08/19	02/08/19	$0.059	$0.861
Service Class	02/08/19	02/08/19	$0.056	$0.861
Service Class 2	02/08/19	02/08/19	$0.052	$0.861
Investor Class	02/08/19	02/08/19	$0.057	$0.861

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $200,920,522, or, if subsequently determined to be different, the net capital gain of such year.

A total of 7.9460% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Initial Class designates 1% and 40%; Service Class designates 2% and 41%; Service Class 2 designates 2% and 44%; and Investor Class designates 2% and 42%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Balanced Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPBAL-ANN-0219
1.540208.121

Fidelity® Variable Insurance Products: Growth Opportunities Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	12.46%	12.46%	18.54%
Service Class	12.35%	12.35%	18.42%
Service Class 2	12.18%	12.18%	18.24%
Investor Class	12.37%	12.37%	18.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$54,766	VIP Growth Opportunities Portfolio - Initial Class
$41,481	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Portfolio Manager Kyle Weaver:  For the year, the fund’s share classes gained about 12%, well ahead of the -1.51% return of the benchmark Russell 1000® Growth Index. Versus the benchmark, stock picking in the consumer staples sector stood out. Stock choices in information technology, communication services and consumer discretionary also lifted the fund’s relative result, as did positioning in industrials. The fund’s top individual relative contributor was Juul Labs, a privately traded maker of e-cigarettes. Sales of the company’s e-cigarette devices and pods increased significantly the past 12 months, leading to a higher valuation. Other contributors included programmatic advertising provider The Trade Desk, website hosting and construction specialist Wix.com and online used car supplier Carvana, all out-of-benchmark positions. Conversely, positioning in the health care sector detracted most this period. Financials and materials did so to a lesser extent. Among individual holdings, a non-index stake in software engineering provider Luxoft Holding was the fund’s largest relative detractor. In addition, a non-benchmark position in London-based British American Tobacco further worked against us and was sold from the fund by period end. A sizable overweighting in chemical company Chemours also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
JUUL Labs, Inc. Series C	6.0
Alphabet, Inc. Class C	5.1
Microsoft Corp.	5.0
Amazon.com, Inc.	4.9
Apple, Inc.	4.2
Facebook, Inc. Class A	2.5
Salesforce.com, Inc.	2.1
Alphabet, Inc. Class A	2.1
Tesla, Inc.	1.9
UnitedHealth Group, Inc.	1.9
35.7

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Information Technology	36.7
Communication Services	15.8
Consumer Discretionary	13.4
Health Care	11.0
Consumer Staples	7.8

Asset Allocation (% of fund's net assets)

As of December 31, 2018 *
Stocks	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 12.3%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
COMMUNICATION SERVICES - 15.8%
Entertainment - 2.0%
Activision Blizzard, Inc.	107,400	$5,001,618
Electronic Arts, Inc. (a)	34,400	2,714,504
Netflix, Inc. (a)	23,400	6,263,244
Take-Two Interactive Software, Inc. (a)	9,400	967,636
The Walt Disney Co.	29,200	3,201,780
		18,148,782
Interactive Media & Services - 10.4%
Alphabet, Inc.:
Class A (a)	18,102	18,915,866
Class C (a)	44,763	46,357,010
Facebook, Inc. Class A (a)	169,110	22,168,630
IAC/InterActiveCorp (a)	23,300	4,264,832
Momo, Inc. ADR (a)	94,200	2,237,250
		93,943,588
Media - 1.6%
Charter Communications, Inc. Class A (a)	28,863	8,225,089
Criteo SA sponsored ADR (a)	36,000	817,920
Naspers Ltd. Class N	29,400	5,886,364
		14,929,373
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc. (a)	250,400	15,927,944

TOTAL COMMUNICATION SERVICES		142,949,687

CONSUMER DISCRETIONARY - 13.4%
Automobiles - 1.9%
Tesla, Inc. (a)	51,397	17,104,922
Hotels, Restaurants & Leisure - 0.6%
Hilton Grand Vacations, Inc. (a)	84,100	2,219,399
Hilton Worldwide Holdings, Inc.	8,200	588,760
Marriott International, Inc. Class A	700	75,992
Planet Fitness, Inc. (a)	39,800	2,134,076
Sea Ltd. ADR (a)	7,700	87,164
		5,105,391
Household Durables - 1.0%
Mohawk Industries, Inc. (a)	12,500	1,462,000
Roku, Inc. Class A (a)	256,200	7,849,968
		9,311,968
Internet & Direct Marketing Retail - 7.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	64,100	8,786,187
Amazon.com, Inc. (a)	29,573	44,417,759
Gaia, Inc. Class A (a)	40,100	415,436
GrubHub, Inc. (a)	42,000	3,226,020
JD.com, Inc. sponsored ADR (a)	113,700	2,379,741
Meituan Dianping Class B	300,900	1,686,931
The Booking Holdings, Inc. (a)	1,350	2,325,267
Wayfair LLC Class A (a)	48,402	4,360,052
		67,597,393
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	55,000	4,967,600
Specialty Retail - 1.1%
Floor & Decor Holdings, Inc. Class A (a)	132,500	3,431,750
Home Depot, Inc.	15,710	2,699,292
Lowe's Companies, Inc.	38,800	3,583,568
Tiffany & Co., Inc.	900	72,459
		9,787,069
Textiles, Apparel & Luxury Goods - 0.8%
Allbirds, Inc. (b)(c)	1,326	72,712
lululemon athletica, Inc. (a)	20,972	2,550,405
Pinduoduo, Inc. ADR (d)	190,700	4,279,308
		6,902,425

TOTAL CONSUMER DISCRETIONARY		120,776,768

CONSUMER STAPLES - 1.8%
Beverages - 0.6%
Constellation Brands, Inc. Class A (sub. vtg.)	11,600	1,865,512
Fever-Tree Drinks PLC	136,485	3,825,464
		5,690,976
Food & Staples Retailing - 0.7%
BJ's Wholesale Club Holdings, Inc.	169,500	3,756,120
Costco Wholesale Corp.	900	183,339
Performance Food Group Co. (a)	80,908	2,610,901
Walmart, Inc.	900	83,835
		6,634,195
Food Products - 0.1%
nLIGHT, Inc. (a)	18,700	332,486
Personal Products - 0.1%
Unilever NV (Certificaten Van Aandelen) (Bearer)	22,600	1,224,294
Tobacco - 0.3%
Altria Group, Inc.	45,200	2,232,428
JUUL Labs, Inc. (b)(c)	560	139,748
		2,372,176

TOTAL CONSUMER STAPLES		16,254,127

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Reliance Industries Ltd.	558,765	9,005,538
Whiting Petroleum Corp. (a)	54,300	1,232,067
		10,237,605
FINANCIALS - 4.8%
Banks - 0.3%
HDFC Bank Ltd. sponsored ADR	25,700	2,662,263
Capital Markets - 2.4%
BlackRock, Inc. Class A	8,300	3,260,406
Cboe Global Markets, Inc.	39,700	3,883,851
Charles Schwab Corp.	146,200	6,071,686
Morningstar, Inc.	1,300	142,792
S&P Global, Inc.	2,900	492,826
TD Ameritrade Holding Corp.	119,000	5,826,240
Virtu Financial, Inc. Class A	60,800	1,566,208
		21,244,009
Diversified Financial Services - 0.8%
GDS Holdings Ltd. ADR (a)(d)	288,600	6,663,774
Waitr Holdings, Inc. (a)(d)	84,100	937,715
		7,601,489
Thrifts & Mortgage Finance - 1.3%
LendingTree, Inc. (a)(d)	53,300	11,703,081

TOTAL FINANCIALS		43,210,842

HEALTH CARE - 11.0%
Biotechnology - 5.0%
ACADIA Pharmaceuticals, Inc. (a)	47,218	763,515
Acceleron Pharma, Inc. (a)	14,200	618,410
Acorda Therapeutics, Inc. (a)	47,800	744,724
Agios Pharmaceuticals, Inc. (a)	13,800	636,318
Alexion Pharmaceuticals, Inc. (a)	87,352	8,504,591
Allakos, Inc. (a)	14,200	742,234
Alnylam Pharmaceuticals, Inc. (a)	19,103	1,392,800
AnaptysBio, Inc. (a)	15,252	972,925
Array BioPharma, Inc. (a)	36,800	524,400
Ascendis Pharma A/S sponsored ADR (a)	10,100	632,765
Atara Biotherapeutics, Inc. (a)	13,700	475,938
aTyr Pharma, Inc. (a)	21,936	10,874
Audentes Therapeutics, Inc. (a)	17,400	370,968
BeiGene Ltd.	35,000	375,902
bluebird bio, Inc. (a)	13,530	1,342,176
Blueprint Medicines Corp. (a)	5,800	312,678
Coherus BioSciences, Inc. (a)	111,900	1,012,695
Crinetics Pharmaceuticals, Inc. (a)	20,700	620,793
Epizyme, Inc. (a)	28,800	177,408
FibroGen, Inc. (a)	22,000	1,018,160
Five Prime Therapeutics, Inc. (a)	30,500	283,650
Insmed, Inc. (a)	134,242	1,761,255
Intercept Pharmaceuticals, Inc. (a)	7,000	705,530
Ionis Pharmaceuticals, Inc. (a)	94,806	5,125,212
La Jolla Pharmaceutical Co. (a)	18,570	175,115
Mirati Therapeutics, Inc. (a)	32,500	1,378,650
Neurocrine Biosciences, Inc. (a)	41,588	2,969,799
Opko Health, Inc. (a)	1	3
Regeneron Pharmaceuticals, Inc. (a)	3,200	1,195,200
Rigel Pharmaceuticals, Inc. (a)	111,406	256,234
Sage Therapeutics, Inc. (a)	7,800	747,162
Sarepta Therapeutics, Inc. (a)	38,700	4,223,331
Sienna Biopharmaceuticals, Inc. (a)	10,920	25,334
Spark Therapeutics, Inc. (a)	29,900	1,170,286
Vertex Pharmaceuticals, Inc. (a)	17,600	2,916,496
Xencor, Inc. (a)	22,700	820,832
		45,004,363
Health Care Equipment & Supplies - 2.3%
Axonics Modulation Technologies, Inc. (a)	5,700	86,127
Becton, Dickinson & Co.	9,300	2,095,476
Boston Scientific Corp. (a)	304,800	10,771,632
Insulet Corp. (a)	23,800	1,887,816
Intuitive Surgical, Inc. (a)	1,200	574,704
Novocure Ltd. (a)	79,900	2,675,052
Penumbra, Inc. (a)	17,100	2,089,620
Wright Medical Group NV (a)	20,200	549,844
		20,730,271
Health Care Providers & Services - 3.0%
Cigna Corp.	12,900	2,449,968
Elanco Animal Health, Inc.	4,700	148,191
G1 Therapeutics, Inc. (a)	23,500	450,025
Henry Schein, Inc. (a)	8,700	683,124
Humana, Inc.	21,600	6,187,968
OptiNose, Inc. (a)	14,800	91,760
UnitedHealth Group, Inc.	67,300	16,765,776
		26,776,812
Pharmaceuticals - 0.7%
Akcea Therapeutics, Inc. (a)	61,000	1,838,540
AstraZeneca PLC sponsored ADR	2,400	91,152
Nabriva Therapeutics PLC (a)	349,900	510,854
Nektar Therapeutics (a)	91,000	2,991,170
Perrigo Co. PLC	6,700	259,625
TherapeuticsMD, Inc. (a)(d)	87,700	334,137
Theravance Biopharma, Inc. (a)	35,000	895,650
		6,921,128

TOTAL HEALTH CARE		99,432,574

INDUSTRIALS - 3.6%
Aerospace & Defense - 0.0%
The Boeing Co.	500	161,250
Air Freight & Logistics - 0.1%
FedEx Corp.	3,800	613,054
Airlines - 1.1%
JetBlue Airways Corp. (a)	15,300	245,718
Southwest Airlines Co.	17,400	808,752
Spirit Airlines, Inc. (a)	149,200	8,641,664
		9,696,134
Commercial Services & Supplies - 0.2%
HomeServe PLC	53,000	584,678
Tomra Systems ASA	45,700	1,029,591
		1,614,269
Electrical Equipment - 0.3%
Sunrun, Inc. (a)	275,066	2,995,469
Machinery - 0.0%
Deere & Co.	1,200	179,004
Professional Services - 0.8%
CoStar Group, Inc. (a)	11,900	4,014,346
TransUnion Holding Co., Inc.	51,900	2,947,920
		6,962,266
Trading Companies & Distributors - 1.1%
Bunzl PLC	323,600	9,771,191
Watsco, Inc.	2,300	320,022
		10,091,213

TOTAL INDUSTRIALS		32,312,659

INFORMATION TECHNOLOGY - 36.0%
Communications Equipment - 1.5%
Carvana Co. Class A (a)(d)	416,950	13,638,435
Electronic Equipment & Components - 0.2%
SYNNEX Corp.	1,200	97,008
TTM Technologies, Inc. (a)	206,200	2,006,326
		2,103,334
Internet Software & Services - 0.8%
ANGI Homeservices, Inc. Class A (a)	154,000	2,474,780
CarGurus, Inc. Class A (a)	152,900	5,157,317
		7,632,097
IT Services - 8.8%
Accenture PLC Class A	1,600	225,616
Adyen BV (e)	2,135	1,162,056
Alliance Data Systems Corp.	57,000	8,554,560
Elastic NV (d)	900	64,332
EPAM Systems, Inc. (a)	13,500	1,566,135
First Data Corp. Class A (a)	53,900	911,449
FleetCor Technologies, Inc. (a)	500	92,860
Global Payments, Inc.	65,600	6,765,328
GoDaddy, Inc. (a)	81,820	5,369,028
Interxion Holding N.V. (a)	7,300	395,368
Luxoft Holding, Inc. (a)	165,800	5,043,636
MasterCard, Inc. Class A	53,900	10,168,235
MongoDB, Inc. Class A (a)(d)	21,900	1,833,906
Netcompany Group A/S (e)	8,907	300,704
Okta, Inc. (a)	14,000	893,200
PayPal Holdings, Inc. (a)	62,500	5,255,625
Visa, Inc. Class A	95,500	12,600,270
Wix.com Ltd. (a)	177,907	16,072,118
Worldpay, Inc. (a)	23,300	1,780,819
		79,055,245
Semiconductors & Semiconductor Equipment - 6.1%
Analog Devices, Inc.	43,700	3,750,771
Applied Materials, Inc.	136,600	4,472,284
Broadcom, Inc.	37,000	9,408,360
Lam Research Corp.	32,500	4,425,525
Marvell Technology Group Ltd.	500,700	8,106,333
Micron Technology, Inc. (a)	174,100	5,524,193
NVIDIA Corp.	101,100	13,496,850
NXP Semiconductors NV	48,800	3,576,064
ON Semiconductor Corp. (a)	130,700	2,157,857
Semtech Corp. (a)	2,000	91,740
		55,009,977
Software - 14.4%
Adobe, Inc. (a)	47,400	10,723,776
Autodesk, Inc. (a)	55,100	7,086,411
Avalara, Inc. (d)	5,824	181,418
Carbon Black, Inc.	1,200	16,104
Citrix Systems, Inc.	39,400	4,036,924
Cloudera, Inc. (a)	61,200	676,872
DocuSign, Inc.	2,100	84,168
Dropbox, Inc. Class A (a)	109,100	2,228,913
Intuit, Inc.	12,800	2,519,680
Microsoft Corp.	445,149	45,213,784
Nutanix, Inc. Class A (a)	60,700	2,524,513
Parametric Technology Corp. (a)	59,500	4,932,550
Q2 Holdings, Inc. (a)	5,600	277,480
RingCentral, Inc. (a)	12,600	1,038,744
Salesforce.com, Inc. (a)	141,077	19,323,317
ServiceNow, Inc. (a)	37,600	6,694,680
Splunk, Inc. (a)	1,000	104,850
SurveyMonkey (d)	2,300	28,221
The Trade Desk, Inc. (a)	118,200	13,718,292
Workday, Inc. Class A (a)	39,500	6,307,360
Zscaler, Inc. (a)	1,500	58,815
Zuora, Inc.	99,900	1,812,186
		129,589,058
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	240,443	37,927,479

TOTAL INFORMATION TECHNOLOGY		324,955,625

MATERIALS - 1.8%
Chemicals - 1.7%
LG Chemical Ltd.	14,361	4,473,952
LyondellBasell Industries NV Class A	68,200	5,671,512
The Chemours Co. LLC	194,800	5,497,256
		15,642,720
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	10,000	415,700

TOTAL MATERIALS		16,058,420

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	103,000	16,293,570
Equinix, Inc.	7,500	2,644,200
		18,937,770
TOTAL COMMON STOCKS
(Cost $614,276,077)		825,126,077

Preferred Stocks - 6.9%
Convertible Preferred Stocks - 6.9%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Neutron Holdings, Inc. Series C (b)(c)	1,673,000	305,891
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (b)(c)	523	28,679
Series B (b)(c)	92	5,045
Series C (b)(c)	878	48,146
		81,870
TOTAL CONSUMER DISCRETIONARY		387,761
CONSUMER STAPLES - 6.0%
Tobacco - 6.0%
JUUL Labs, Inc.:
Series C (a)(b)(c)	215,881	53,873,101
Series D (b)(c)	741	184,917
		54,058,018
FINANCIALS - 0.1%
Insurance - 0.1%
Clover Health Series D (a)(b)(c)	65,670	615,840
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series I (b)(c)	3,941	733,026
INFORMATION TECHNOLOGY - 0.7%
Software - 0.7%
Cloudflare, Inc. Series D, 8.00% (a)(b)(c)	22,697	249,667
Lyft, Inc. Series I (b)(c)	54,912	2,600,297
Uber Technologies, Inc. Series D, 8.00% (a)(b)(c)	65,393	3,189,217
		6,039,181

TOTAL CONVERTIBLE PREFERRED STOCKS		61,833,826

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc. (b)(c)	281	15,409
TOTAL PREFERRED STOCKS
(Cost $5,520,216)		61,849,235

Money Market Funds - 4.9%
Fidelity Cash Central Fund, 2.42% (f)	15,815,978	15,819,141
Fidelity Securities Lending Cash Central Fund 2.41% (f)(g)	28,131,618	28,134,431
TOTAL MONEY MARKET FUNDS
(Cost $43,953,572)		43,953,572
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $663,749,865)		930,928,884
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(28,560,960)
NET ASSETS - 100%		$902,367,924

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $62,061,697 or 6.9% of net assets.

 (c) Level 3 security

 (d) Security or a portion of the security is on loan at period end.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,462,760 or 0.2% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Includes investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Allbirds, Inc.	10/9/18	$72,712
Allbirds, Inc.	10/9/18	$15,409
Allbirds, Inc. Series A	10/9/18	$28,679
Allbirds, Inc. Series B	10/9/18	$5,045
Allbirds, Inc. Series C	10/9/18	$48,146
Cloudflare, Inc. Series D, 8.00%	11/5/14 - 9/10/18	$220,435
Clover Health Series D	6/7/17	$615,840
JUUL Labs, Inc.	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Lyft, Inc. Series I	6/27/18	$2,600,297
Neutron Holdings, Inc. Series C	7/3/18	$305,891
Space Exploration Technologies Corp. Series I	4/5/18	$666,029
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$1,023,986

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$297,199
Fidelity Securities Lending Cash Central Fund	634,951
Total	$932,150

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$142,949,687	$137,063,323	$5,886,364	$--
Consumer Discretionary	121,179,938	120,704,056	--	475,882
Consumer Staples	70,312,145	14,890,085	1,224,294	54,197,766
Energy	10,237,605	10,237,605	--	--
Financials	43,826,682	43,210,842	--	615,840
Health Care	99,432,574	99,432,574	--	--
Industrials	33,045,685	32,312,659	--	733,026
Information Technology	330,994,806	324,955,625	--	6,039,181
Materials	16,058,420	16,058,420	--	--
Real Estate	18,937,770	18,937,770	--	--
Money Market Funds	43,953,572	43,953,572	--	--
Total Investments in Securities:	$930,928,884	$861,756,531	$7,110,658	$62,061,695

The following is a reconciliation of Investments in Securities and Derivative Instruments for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$5,044,517
Net Realized Gain (Loss) on Investment Securities	31,861,076
Net Unrealized Gain (Loss) on Investment Securities	49,986,127
Cost of Purchases	85,215
Proceeds of Sales	(32,779,169)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$54,197,766
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2018	$50,104,863
Other Investments in Securities
Beginning Balance	$2,917,789
Net Realized Gain (Loss) on Investment Securities	15,013
Net Unrealized Gain (Loss) on Investment Securities	1,029,773
Cost of Purchases	3,925,908
Proceeds of Sales	(24,554)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$7,863,929
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2018	$1,029,773

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.7%
Cayman Islands	3.0%
Israel	1.8%
United Kingdom	1.6%
Netherlands	1.3%
India	1.3%
Others (Individually Less Than 1%)	3.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $28,121,988) — See accompanying schedule: Unaffiliated issuers (cost $619,796,293)	$886,975,312
Fidelity Central Funds (cost $43,953,572)	43,953,572
Total Investment in Securities (cost $663,749,865)		$930,928,884
Receivable for fund shares sold		452,895
Dividends receivable		342,383
Distributions receivable from Fidelity Central Funds		44,557
Prepaid expenses		1,190
Other receivables		5,400
Total assets		931,775,309
Liabilities
Payable for fund shares redeemed	$578,094
Accrued management fee	406,126
Distribution and service plan fees payable	64,536
Other affiliated payables	97,408
Other payables and accrued expenses	126,634
Collateral on securities loaned	28,134,587
Total liabilities		29,407,385
Net Assets		$902,367,924
Net Assets consist of:
Paid in capital		$549,537,030
Total distributable earnings (loss)		352,830,894
Net Assets		$902,367,924
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($187,105,643 ÷ 4,922,513 shares)		$38.01
Service Class:
Net Asset Value, offering price and redemption price per share ($94,561,397 ÷ 2,491,803 shares)		$37.95
Service Class 2:
Net Asset Value, offering price and redemption price per share ($273,227,752 ÷ 7,294,259 shares)		$37.46
Investor Class:
Net Asset Value, offering price and redemption price per share ($347,473,132 ÷ 9,198,215 shares)		$37.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$5,410,834
Income from Fidelity Central Funds (including $634,951 from security lending)		932,150
Total income		6,342,984
Expenses
Management fee	$4,631,137
Transfer agent fees	806,059
Distribution and service plan fees	722,040
Accounting and security lending fees	300,139
Custodian fees and expenses	47,615
Independent trustees' fees and expenses	4,536
Audit	61,643
Legal	12,171
Interest	1,256
Miscellaneous	5,308
Total expenses before reductions	6,591,904
Expense reductions	(38,883)
Total expenses after reductions		6,553,021
Net investment income (loss)		(210,037)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,537)	90,310,346
Fidelity Central Funds	(1,097)
Foreign currency transactions	(2,298)
Total net realized gain (loss)		90,306,951
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $63,952)	(12,344,032)
Fidelity Central Funds	(2,700)
Assets and liabilities in foreign currencies	(1,184)
Total change in net unrealized appreciation (depreciation)		(12,347,916)
Net gain (loss)		77,959,035
Net increase (decrease) in net assets resulting from operations		$77,748,998

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(210,037)	$1,838,875
Net realized gain (loss)	90,306,951	53,422,607
Change in net unrealized appreciation (depreciation)	(12,347,916)	123,987,717
Net increase (decrease) in net assets resulting from operations	77,748,998	179,249,199
Distributions to shareholders	(45,176,055)	–
Distributions to shareholders from net investment income	–	(1,339,660)
Distributions to shareholders from net realized gain	–	(76,691,219)
Total distributions	(45,176,055)	(78,030,879)
Share transactions - net increase (decrease)	162,339,346	87,470,716
Total increase (decrease) in net assets	194,912,289	188,689,036
Net Assets
Beginning of period	707,455,635	518,766,599
End of period	$902,367,924	$707,455,635
Other Information
Undistributed net investment income end of period		$617,177

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.08	$31.06	$31.75	$33.51	$29.96
Income from Investment Operations
Net investment income (loss)A	.03	.13	.11	.10	.07
Net realized and unrealized gain (loss)	4.19	9.54	(.10)	1.70	3.58
Total from investment operations	4.22	9.67	.01	1.80	3.65
Distributions from net investment income	(.05)	(.10)	(.10)	(.06)	(.07)
Distributions from net realized gain	(2.24)	(4.54)	(.60)	(3.49)	(.03)
Total distributions	(2.29)	(4.65)B	(.70)	(3.56)C	(.10)
Net asset value, end of period	$38.01	$36.08	$31.06	$31.75	$33.51
Total ReturnD,E	12.46%	34.47%	.37%	5.61%	12.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.65%	.67%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.65%	.66%	.68%	.67%	.68%
Expenses net of all reductions	.65%	.66%	.68%	.66%	.68%
Net investment income (loss)	.09%	.40%	.36%	.30%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$187,106	$167,740	$133,393	$176,056	$158,791
Portfolio turnover rateH	39%	54%	65%	63%I	11%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.65 per share is comprised of distributions from net investment income of $.104 and distributions from net realized gain of $4.543 per share.

 C Total distributions of $3.56 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $3.492 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$36.02	$31.01	$31.70	$33.46	$29.91
Income from Investment Operations
Net investment income (loss)A	–B	.10	.08	.07	.04
Net realized and unrealized gain (loss)	4.17	9.52	(.09)	1.68	3.58
Total from investment operations	4.17	9.62	(.01)	1.75	3.62
Distributions from net investment income	(.04)	(.07)	(.07)	(.02)	(.04)
Distributions from net realized gain	(2.20)	(4.54)	(.60)	(3.49)	(.03)
Total distributions	(2.24)	(4.61)	(.68)C	(3.51)	(.07)
Net asset value, end of period	$37.95	$36.02	$31.01	$31.70	$33.46
Total ReturnD,E	12.35%	34.36%	.28%	5.48%	12.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.78%	.77%	.77%
Expenses net of all reductions	.75%	.76%	.78%	.76%	.77%
Net investment income (loss)	(.01)%	.30%	.26%	.20%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$94,561	$102,730	$92,664	$113,812	$141,833
Portfolio turnover rateH	39%	54%	65%	63%I	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.60	$30.71	$31.40	$33.20	$29.68
Income from Investment Operations
Net investment income (loss)A	(.06)	.05	.03	.02	(.01)
Net realized and unrealized gain (loss)	4.13	9.42	(.10)	1.67	3.56
Total from investment operations	4.07	9.47	(.07)	1.69	3.55
Distributions from net investment income	(.03)	(.04)	(.02)	–B	–B
Distributions from net realized gain	(2.17)	(4.54)	(.60)	(3.49)	(.02)
Total distributions	(2.21)C	(4.58)	(.62)	(3.49)	(.03)D
Net asset value, end of period	$37.46	$35.60	$30.71	$31.40	$33.20
Total ReturnE,F	12.18%	34.17%	.10%	5.34%	11.95%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.91%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.90%	.91%	.93%	.92%	.93%
Expenses net of all reductions	.90%	.91%	.93%	.91%	.93%
Net investment income (loss)	(.16)%	.15%	.11%	.05%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$273,228	$193,945	$117,623	$177,404	$83,545
Portfolio turnover rateI	39%	54%	65%	63%J	11%

 A Calculated based on average shares outstanding during the period.

 B Amounts represents less than $.005 per share.

 C Total distributions of $2.21 per share is comprised of distributions from net investment income of $.034 and distributions from net realized gain of $2.173 per share.

 D Total distributions of $.03 per share is comprised of distributions from net investment income of $.002 and distributions from net realized gain of $.023 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$35.88	$30.91	$31.60	$33.37	$29.84
Income from Investment Operations
Net investment income (loss)A	–B	.10	.08	.07	.04
Net realized and unrealized gain (loss)	4.16	9.49	(.09)	1.70	3.57
Total from investment operations	4.16	9.59	(.01)	1.77	3.61
Distributions from net investment income	(.04)	(.08)	(.07)	(.05)	(.05)
Distributions from net realized gain	(2.22)	(4.54)	(.60)	(3.49)	(.03)
Total distributions	(2.26)	(4.62)	(.68)C	(3.54)	(.08)
Net asset value, end of period	$37.78	$35.88	$30.91	$31.60	$33.37
Total ReturnD,E	12.37%	34.38%	.28%	5.54%	12.09%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.75%	.76%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.75%	.76%	.75%	.76%
Expenses net of all reductions	.73%	.74%	.76%	.74%	.76%
Net investment income (loss)	.01%	.32%	.28%	.22%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$347,473	$243,040	$175,086	$270,119	$136,782
Portfolio turnover rateH	39%	54%	65%	63%I	11%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.68 per share is comprised of distributions from net investment income of $.073 and distributions from net realized gain of $.602 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 62,061,695	Market approach	Transaction price	$0.18 - $249.55 / $224.90	Increase
			Discount rate	10.0%	Decrease

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$327,654,500
Gross unrealized depreciation	(61,830,502)
Net unrealized appreciation (depreciation)	$265,823,998
Tax Cost	$665,104,886

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$88,343,444
Net unrealized appreciation (depreciation) on securities and other investments	$265,824,175

The Fund intends to elect to defer to its next fiscal year $1,272,773 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$6,172,436	$ 11,798,986
Long-term Capital Gain	39,003,619	66,231,892
Total	$45,176,055	$ 78,030,878

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $465,103,946 and $330,186,344, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$105,416
Service Class 2	616,624
$722,040

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$123,861
Service Class	68,193
Service Class 2	159,701
Investor Class	454,304
$806,059

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,200 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,191,333	2.43%	$1,256

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,125 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $159,258. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds, and includes $33,577 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $30,987 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $846.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7,050.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$10,603,836	$–
Service Class	6,224,433	–
Service Class 2	12,492,793	–
Investor Class	15,854,993	–
Total	$45,176,055	$–
From net investment income
Initial Class	$–	$467,469
Service Class	–	195,674
Service Class 2	–	167,345
Investor Class	–	509,172
Total	$–	$1,339,660
From net realized gain
Initial Class	$–	$19,304,343
Service Class	–	13,271,356
Service Class 2	–	18,454,911
Investor Class	–	25,660,609
Total	$–	$76,691,219

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	969,677	445,185	$39,046,147	$14,355,522
Reinvestment of distributions	311,479	659,000	10,603,836	19,771,812
Shares redeemed	(1,008,007)	(749,981)	(38,914,607)	(24,550,558)
Net increase (decrease)	273,149	354,204	$10,735,376	$9,576,776
Service Class
Shares sold	106,188	102,330	$4,186,668	$3,372,479
Reinvestment of distributions	183,462	451,195	6,224,433	13,467,030
Shares redeemed	(650,179)	(689,399)	(25,085,702)	(22,685,483)
Net increase (decrease)	(360,529)	(135,874)	$(14,674,601)	$(5,845,974)
Service Class 2
Shares sold	3,019,676	2,032,671	$116,669,797	$66,122,296
Reinvestment of distributions	372,657	626,806	12,492,793	18,622,256
Shares redeemed	(1,546,662)	(1,040,672)	(58,883,711)	(34,075,785)
Net increase (decrease)	1,845,671	1,618,805	$70,278,879	$50,668,767
Investor Class
Shares sold	3,161,460	1,044,502	$125,393,172	$33,953,637
Reinvestment of distributions	468,235	875,462	15,854,993	26,169,781
Shares redeemed	(1,206,060)	(809,925)	(45,248,473)	(27,052,271)
Net increase (decrease)	2,423,635	1,110,039	$95,999,692	$33,071,147

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 50% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 21% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Growth Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at [insert applicable phone number(s) from SAI front cover].

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.65%
Actual		$1,000.00	$963.00	$3.22
Hypothetical-C		$1,000.00	$1,021.93	$3.31
Service Class	.75%
Actual		$1,000.00	$962.70	$3.71
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Service Class 2.90%
Actual		$1,000.00	$962.00	$4.45
Hypothetical-C		$1,000.00	$1,020.67	$4.58
Investor Class	.73%
Actual		$1,000.00	$962.80	$3.61
Hypothetical-C		$1,000.00	$1,021.53	$3.72

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Growth Opportunities Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Growth Opportunities Portfolio
Initial Class	02/08/2019	02/08/2019	$3.431
Service Class	02/08/2019	02/08/2019	$3.431
Service Class 2	02/08/2019	02/08/2019	$3.431
Investor Class	02/08/2019	02/08/2019	$3.431

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $88,562,245, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 85%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 95%; of the dividends distributed in December 2018, as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Growth Opportunities Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPGRO-ANN-0219
1.540209.121

Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(14.54)%	3.96%	11.85%
Service Class	(14.64)%	3.86%	11.74%
Service Class 2	(14.77)%	3.70%	11.58%
Investor Class	(14.60)%	3.88%	11.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$30,650	VIP Mid Cap Portfolio - Initial Class
$36,053	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Portfolio Manager Thomas Allen:  For the year, the fund’s share classes returned roughly -15%, trailing the -11.08% result of the benchmark S&P MidCap 400® Index. Versus the benchmark, a sizable overweighting, coupled with unfavorable security selection, among energy stocks detracted most, as this was by far the weakest-performing sector in the benchmark. Picks in communication services and health care also worked against our relative result. At the individual stock level, our decision to avoid Abiomed detracted most on a relative basis, as shares of this benchmark component and maker of minimally invasive heart pumps surged roughly 107% from the beginning of the period until it was removed from the benchmark in May. The fund's out-of-benchmark stakes in Dublin-based Perrigo – a maker of generic drugs – and investment manager Affiliated Managers Group also detracted. Conversely, a cash position averaging roughly 1% was the biggest contributor to relative performance in an environment of faltering global equity markets. Stock selection in information technology and materials also modestly lifted our relative result. An out-of-benchmark position in independent power producer AES was the both the portfolio's leading contributor in 2018 and largest holding at year end. Lastly, holdings in restaurant operator Dine Brands Global further aided the fund’s relative performance, as did medical-device manufacturer Boston Scientific. Both these stocks were outside the benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
The AES Corp.	1.6
Electronic Arts, Inc.	1.5
Euronet Worldwide, Inc.	1.3
Activision Blizzard, Inc.	1.3
FleetCor Technologies, Inc.	1.2
Akamai Technologies, Inc.	1.2
The Mosaic Co.	1.1
The New York Times Co. Class A	1.1
Jazz Pharmaceuticals PLC	1.0
Huntington Bancshares, Inc.	1.0
12.3

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	15.2
Information Technology	13.7
Health Care	12.9
Industrials	10.4
Consumer Discretionary	7.4

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Stocks	88.6%
Short-Term Investments and Net Other Assets (Liabilities)	11.4%

 * Foreign investments - 17.0%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 88.6%
	Shares	Value
COMMUNICATION SERVICES - 5.5%
Entertainment - 3.3%
Activision Blizzard, Inc.	1,856,700	$86,466,519
Electronic Arts, Inc. (a)	1,245,690	98,297,398
Lions Gate Entertainment Corp.:
Class A (b)	1,739,337	28,003,326
Class B	443,050	6,592,584
		219,359,827
Interactive Media & Services - 0.0%
Care.com, Inc. (a)	100	1,931
Media - 2.2%
Interpublic Group of Companies, Inc.	2,532,585	52,247,229
Naspers Ltd. Class N	30,800	6,166,667
News Corp. Class A	664,400	7,540,940
Omnicom Group, Inc.	175,600	12,860,944
The New York Times Co. Class A	3,278,700	73,082,223
		151,898,003

TOTAL COMMUNICATION SERVICES		371,259,761

CONSUMER DISCRETIONARY - 7.4%
Hotels, Restaurants & Leisure - 3.0%
ARAMARK Holdings Corp.	579,700	16,793,909
Darden Restaurants, Inc.	160,600	16,037,516
Dine Brands Global, Inc.	734,998	49,494,765
Eldorado Resorts, Inc. (a)	2,562	92,770
Hilton Grand Vacations, Inc. (a)	815,700	21,526,323
Jubilant Foodworks Ltd.	150,140	2,701,959
Penn National Gaming, Inc. (a)	222,519	4,190,033
The Restaurant Group PLC	407,000	739,755
U.S. Foods Holding Corp. (a)	1,858,000	58,787,120
Wyndham Hotels & Resorts, Inc.	686,300	31,137,431
		201,501,581
Household Durables - 0.4%
iRobot Corp. (a)(b)	64,680	5,416,303
Mohawk Industries, Inc. (a)	200	23,392
Toll Brothers, Inc.	702,100	23,120,153
		28,559,848
Leisure Products - 0.5%
Bandai Namco Holdings, Inc.	81,900	3,677,248
Polaris Industries, Inc.	395,847	30,353,548
		34,030,796
Media - 0.0%
China Literature Ltd. (a)(c)	421	1,952
Multiline Retail - 0.8%
Dollar Tree, Inc. (a)	574,100	51,852,712
Specialty Retail - 0.7%
CarMax, Inc. (a)	2,200	138,006
Party City Holdco, Inc. (a)(b)	2,461,439	24,565,161
Williams-Sonoma, Inc. (b)	440,700	22,233,315
		46,936,482
Textiles, Apparel & Luxury Goods - 2.0%
Capri Holdings Ltd. (a)	646,600	24,519,072
Deckers Outdoor Corp. (a)	399,525	51,119,224
G-III Apparel Group Ltd. (a)	270,844	7,553,839
PVH Corp.	540,300	50,220,885
		133,413,020

TOTAL CONSUMER DISCRETIONARY		496,296,391

CONSUMER STAPLES - 4.8%
Beverages - 0.1%
C&C Group PLC	2,825,549	8,821,841
Food & Staples Retailing - 0.8%
Performance Food Group Co. (a)	1,115,996	36,013,191
Sprouts Farmers Market LLC (a)	716,931	16,855,048
		52,868,239
Food Products - 3.4%
Conagra Brands, Inc.	1,760,400	37,602,144
Ezaki Glico Co. Ltd.	552,300	28,040,579
Ingredion, Inc.	41,305	3,775,277
Kellogg Co.	75,169	4,285,385
Nomad Foods Ltd. (a)	3,877,800	64,836,816
Post Holdings, Inc. (a)	355,600	31,694,628
TreeHouse Foods, Inc. (a)	1,171,000	59,381,410
		229,616,239
Household Products - 0.5%
Essity AB Class B	817,800	20,078,335
Spectrum Brands Holdings, Inc.	314,200	13,274,950
		33,353,285

TOTAL CONSUMER STAPLES		324,659,604

ENERGY - 7.0%
Energy Equipment & Services - 2.1%
Baker Hughes, a GE Co. Class A	425,881	9,156,442
Core Laboratories NV	11,300	674,158
Dril-Quip, Inc. (a)	213,800	6,420,414
Ensco PLC Class A (b)	1,772,110	6,308,712
Frank's International NV (a)	729,200	3,806,424
Halliburton Co.	1,903,200	50,587,056
Helmerich & Payne, Inc.	112,500	5,393,250
Matrix Service Co. (a)	44,300	794,742
Nabors Industries Ltd.	6,983,254	13,966,508
National Oilwell Varco, Inc.	257,800	6,625,460
Oceaneering International, Inc. (a)	606,303	7,336,266
Precision Drilling Corp. (a)	12,896,385	22,388,245
Superior Energy Services, Inc. (a)	16,300	54,605
Transocean Ltd. (United States) (a)(b)	1,007,900	6,994,826
		140,507,108
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp.	1,024,171	44,899,657
Apache Corp.	644,996	16,931,145
Berry Petroleum Corp.	1,715,265	15,008,569
Cabot Oil & Gas Corp.	292,600	6,539,610
Cheniere Energy, Inc. (a)	1,006,300	59,562,897
Cimarex Energy Co.	283,952	17,505,641
Continental Resources, Inc. (a)	166,700	6,699,673
Encana Corp.	1,386,300	8,012,814
Newfield Exploration Co. (a)	948,600	13,906,476
Noble Energy, Inc.	1,436,700	26,952,492
Oasis Petroleum, Inc. (a)	3,026,865	16,738,563
Southwestern Energy Co. (a)	5,298,250	18,067,033
Suncor Energy, Inc.	910,200	25,421,862
Teekay LNG Partners LP	219,311	2,416,807
The Williams Companies, Inc.	373,000	8,224,650
Whiting Petroleum Corp. (a)	270,500	6,137,645
World Fuel Services Corp.	1,554,700	33,286,127
		326,311,661

TOTAL ENERGY		466,818,769

FINANCIALS - 15.2%
Banks - 7.6%
Banco Comercial Portugues SA (Reg.) (a)	79,480,000	20,899,236
Bank of the Ozarks, Inc.	724,600	16,542,618
BankUnited, Inc.	489,961	14,669,432
Boston Private Financial Holdings, Inc.	1,997,575	21,114,368
CaixaBank SA	1,943,000	7,036,451
CIT Group, Inc.	1,004,100	38,426,907
Commerce Bancshares, Inc.	234,154	13,199,261
CVB Financial Corp.	1,141,062	23,083,684
East West Bancorp, Inc.	100,700	4,383,471
First Citizen Bancshares, Inc.	2,421	912,838
First Foundation, Inc. (a)	100	1,286
First Horizon National Corp.	2,124,083	27,952,932
First Republic Bank	106,500	9,254,850
FNB Corp., Pennsylvania	809,900	7,969,416
Great Western Bancorp, Inc.	188,230	5,882,188
Hanmi Financial Corp.	574,596	11,319,541
Heartland Financial U.S.A., Inc.	72,200	3,173,190
Huntington Bancshares, Inc.	5,657,616	67,438,783
Investors Bancorp, Inc.	1,114,300	11,588,720
KeyCorp	890,800	13,166,024
Lakeland Financial Corp.	79,919	3,209,547
M&T Bank Corp.	288,100	41,235,753
Old National Bancorp, Indiana	151,900	2,339,260
PacWest Bancorp	658,000	21,898,240
Prosperity Bancshares, Inc.	101,800	6,342,140
Republic First Bancorp, Inc. (a)	7,629	45,545
Signature Bank	289,900	29,804,619
Societe Generale Series A	56,800	1,800,819
TCF Financial Corp.	1,502,625	29,286,161
UMB Financial Corp.	379,900	23,162,503
Union Bankshares Corp.	676,200	19,089,126
Univest Corp. of Pennsylvania	61,900	1,335,183
Valley National Bancorp	581,400	5,162,832
Wintrust Financial Corp.	73,600	4,893,664
		507,620,588
Capital Markets - 1.9%
Affiliated Managers Group, Inc.	86,800	8,457,792
Ameriprise Financial, Inc.	139,313	14,540,098
Cboe Global Markets, Inc.	104,700	10,242,801
CRISIL Ltd.	78,365	1,817,534
E*TRADE Financial Corp.	490,300	21,514,364
Invesco Ltd.	464,000	7,767,360
Legg Mason, Inc.	279,600	7,132,596
Moody's Corp.	144,400	20,221,776
OM Asset Management Ltd.	76,733	819,508
Raymond James Financial, Inc.	286,795	21,340,416
Stifel Financial Corp.	371,900	15,404,098
		129,258,343
Consumer Finance - 0.9%
Capital One Financial Corp.	251,200	18,988,208
OneMain Holdings, Inc. (a)	157,400	3,823,246
Synchrony Financial	1,575,200	36,954,192
		59,765,646
Insurance - 4.1%
AFLAC, Inc.	1,462,400	66,626,944
Alleghany Corp.	18,800	11,718,416
Bajaj Finserv Ltd.	54,608	5,083,991
Chubb Ltd.	152,839	19,743,742
Direct Line Insurance Group PLC	1,167,973	4,744,482
Hiscox Ltd.	1,475,421	30,484,066
Hyundai Fire & Marine Insurance Co. Ltd.	267,541	9,860,086
Primerica, Inc.	473,420	46,257,868
Principal Financial Group, Inc.	1,189,900	52,557,883
Reinsurance Group of America, Inc.	200,924	28,175,573
		275,253,051
Thrifts & Mortgage Finance - 0.7%
Essent Group Ltd. (a)	1,053,670	36,014,441
Housing Development Finance Corp. Ltd.	252,868	7,154,416
		43,168,857

TOTAL FINANCIALS		1,015,066,485

HEALTH CARE - 12.9%
Biotechnology - 2.3%
Alexion Pharmaceuticals, Inc. (a)	604,700	58,873,592
Amgen, Inc.	135,100	26,299,917
ImmunoGen, Inc. (a)	1,347,100	6,466,080
Regeneron Pharmaceuticals, Inc. (a)	112,100	41,869,350
Sarepta Therapeutics, Inc. (a)	172,983	18,877,635
United Therapeutics Corp. (a)	100	10,890
		152,397,464
Health Care Equipment & Supplies - 5.1%
Boston Scientific Corp. (a)	1,027,803	36,322,558
ConvaTec Group PLC (c)	4,278,368	7,577,232
ConvaTec Group PLC ADR	759,500	5,392,450
Dentsply Sirona, Inc.	711,200	26,463,752
Hill-Rom Holdings, Inc.	227,311	20,128,389
Hologic, Inc. (a)	910,624	37,426,646
Medtronic PLC	615,700	56,004,072
ResMed, Inc.	159,548	18,167,731
St.Shine Optical Co. Ltd.	484,000	8,508,152
Steris PLC	321,900	34,395,015
The Cooper Companies, Inc.	100,483	25,572,924
Zimmer Biomet Holdings, Inc.	643,300	66,723,076
		342,681,997
Health Care Providers & Services - 2.2%
Cardinal Health, Inc.	85,647	3,819,856
Centene Corp. (a)	149,638	17,253,261
Cigna Corp.	96,100	18,251,312
HCA Holdings, Inc.	311,335	38,745,641
Henry Schein, Inc. (a)	264,800	20,792,096
Ryman Healthcare Group Ltd.	827,489	5,965,110
Spire Healthcare Group PLC (c)	2,914,256	4,045,102
Universal Health Services, Inc. Class B	330,600	38,534,736
		147,407,114
Life Sciences Tools & Services - 0.5%
Charles River Laboratories International, Inc. (a)	1,400	158,452
Thermo Fisher Scientific, Inc.	132,363	29,621,516
		29,779,968
Pharmaceuticals - 2.8%
Allergan PLC	120,000	16,039,200
Amneal Pharmaceuticals, Inc. (a)(b)	580,524	7,854,490
Catalent, Inc. (a)	459,200	14,317,856
Jazz Pharmaceuticals PLC (a)	560,071	69,426,401
Melinta Therapeutics, Inc. (a)	567,600	449,937
Nektar Therapeutics (a)	157,700	5,183,599
Perrigo Co. PLC	1,238,700	47,999,625
Shionogi & Co. Ltd.	34,200	1,951,982
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,759,956	27,138,522
Theravance Biopharma, Inc. (a)	10,605	271,382
		190,632,994

TOTAL HEALTH CARE		862,899,537

INDUSTRIALS - 10.4%
Aerospace & Defense - 0.0%
MTU Aero Engines Holdings AG	5,514	1,000,718
Air Freight & Logistics - 0.2%
C.H. Robinson Worldwide, Inc.	154,600	13,000,314
XPO Logistics, Inc. (a)	3,081	175,740
		13,176,054
Airlines - 1.1%
Allegiant Travel Co.	211,300	21,176,486
Copa Holdings SA Class A	71,600	5,635,636
Spirit Airlines, Inc. (a)	802,213	46,464,177
		73,276,299
Building Products - 0.5%
Johnson Controls International PLC	1,143,776	33,912,958
Lennox International, Inc.	4,957	1,084,889
		34,997,847
Commercial Services & Supplies - 0.6%
HNI Corp.	42,500	1,505,775
KAR Auction Services, Inc.	200,882	9,586,089
Knoll, Inc.	1,300,106	21,425,747
Stericycle, Inc. (a)	213,300	7,825,977
		40,343,588
Construction & Engineering - 1.6%
Fluor Corp.	1,004,500	32,344,900
Jacobs Engineering Group, Inc.	981,355	57,370,013
KBR, Inc.	1,161,800	17,636,124
		107,351,037
Electrical Equipment - 1.7%
Acuity Brands, Inc.	29,800	3,425,510
AMETEK, Inc.	189,100	12,802,070
Hubbell, Inc. Class B	322,800	32,066,952
Melrose Industries PLC	1	2
Regal Beloit Corp.	956,515	67,003,876
		115,298,410
Industrial Conglomerates - 1.1%
ITT, Inc.	1,051,000	50,731,770
Smiths Group PLC	1,375,465	23,913,207
		74,644,977
Machinery - 2.3%
Allison Transmission Holdings, Inc.	255,500	11,219,005
Flowserve Corp.	671,500	25,530,430
IDEX Corp.	100	12,626
Ingersoll-Rand PLC	440,245	40,163,551
KION Group AG	133,300	6,770,453
Proto Labs, Inc. (a)	100	11,279
Rexnord Corp. (a)	2,035,334	46,710,915
SMC Corp.	100	30,107
Wabtec Corp. (b)	353,946	24,864,707
		155,313,073
Road & Rail - 0.1%
J.B. Hunt Transport Services, Inc.	41,600	3,870,464
Old Dominion Freight Lines, Inc.	100	12,349
		3,882,813
Trading Companies & Distributors - 1.2%
HD Supply Holdings, Inc. (a)	1,170,100	43,902,152
Univar, Inc. (a)	1,696,900	30,103,006
WESCO International, Inc. (a)	107,000	5,136,000
		79,141,158

TOTAL INDUSTRIALS		698,425,974

INFORMATION TECHNOLOGY - 13.7%
Communications Equipment - 1.3%
F5 Networks, Inc. (a)	319,854	51,825,944
Nokia Corp. sponsored ADR	5,901,300	34,345,566
		86,171,510
Electronic Equipment & Components - 1.4%
Amphenol Corp. Class A	2,000	162,040
Avnet, Inc.	920,030	33,213,083
CDW Corp.	418,601	33,927,611
Keysight Technologies, Inc. (a)	27,953	1,735,322
TE Connectivity Ltd.	368,566	27,874,647
		96,912,703
IT Services - 8.6%
Akamai Technologies, Inc. (a)	1,286,900	78,603,852
Carbonite, Inc. (a)	801,984	20,258,116
Cognizant Technology Solutions Corp. Class A	209,493	13,298,616
Conduent, Inc. (a)	4,252,509	45,204,171
EPAM Systems, Inc. (a)	258,600	30,000,186
Euronet Worldwide, Inc. (a)	872,277	89,303,719
Fidelity National Information Services, Inc.	270,777	27,768,181
FleetCor Technologies, Inc. (a)	433,140	80,442,761
Genpact Ltd.	1,878,788	50,708,488
Global Payments, Inc.	161,800	16,686,434
Indra Sistemas SA (a)	768,158	7,247,764
Leidos Holdings, Inc.	75,200	3,964,544
PayPal Holdings, Inc. (a)	202,400	17,019,816
Sabre Corp.	270,300	5,849,292
Total System Services, Inc.	611,010	49,669,003
Visa, Inc. Class A	290,600	38,341,764
		574,366,707
Semiconductors & Semiconductor Equipment - 1.6%
Marvell Technology Group Ltd.	1,038,600	16,814,934
Qualcomm, Inc.	747,900	42,562,989
Semtech Corp. (a)	852,951	39,124,862
Versum Materials, Inc.	245,400	6,802,488
		105,305,273
Software - 0.8%
CDK Global, Inc.	1,103,700	52,845,156

TOTAL INFORMATION TECHNOLOGY		915,601,349

MATERIALS - 7.1%
Chemicals - 4.6%
Ashland Global Holdings, Inc.	253,426	17,983,109
Cabot Corp.	392,800	16,866,832
CF Industries Holdings, Inc.	384,900	16,746,999
H.B. Fuller Co.	212,275	9,057,774
Innospec, Inc.	130,109	8,035,532
LG Chemical Ltd.	43,008	13,398,492
LyondellBasell Industries NV Class A	337,300	28,049,868
Olin Corp.	88,946	1,788,704
Orion Engineered Carbons SA	676,100	17,091,808
Platform Specialty Products Corp. (a)	3,542,000	36,588,860
The Chemours Co. LLC	1,815,400	51,230,588
The Mosaic Co.	2,557,600	74,707,496
W.R. Grace & Co.	134,051	8,701,250
Westlake Chemical Corp.	71,800	4,751,006
		304,998,318
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	43,339	7,448,674
nVent Electric PLC	100,500	2,257,230
Taiheiyo Cement Corp.	200,800	6,179,658
		15,885,562
Containers & Packaging - 1.5%
Aptargroup, Inc.	171,930	16,173,455
Ball Corp.	163,200	7,503,936
Crown Holdings, Inc. (a)	1,019,500	42,380,615
Greif, Inc. Class A	18,700	693,957
Packaging Corp. of America	440,627	36,774,729
		103,526,692
Metals & Mining - 0.8%
B2Gold Corp. (a)	4,312,000	12,602,461
Continental Gold, Inc. (a)	100	165
First Quantum Minerals Ltd.	838,500	6,780,721
Guyana Goldfields, Inc. (a)	785,200	920,246
Randgold Resources Ltd. sponsored ADR	58,532	4,999,634
Tahoe Resources, Inc. (a)	686,100	2,497,742
Torex Gold Resources, Inc. (a)	2,358,100	22,437,532
		50,238,501

TOTAL MATERIALS		474,649,073

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Hibernia (REIT) PLC	11,630,749	16,684,065
National Retail Properties, Inc.	167,500	8,125,425
Outfront Media, Inc.	602,606	10,919,221
Realty Income Corp.	134,006	8,447,738
Safestore Holdings PLC	3,276,501	21,152,596
Store Capital Corp.	730,591	20,683,031
Urban Edge Properties	97,099	1,613,785
VEREIT, Inc.	833,950	5,962,743
		93,588,604
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	382,323	15,308,213
Olav Thon Eiendomsselskap A/S	403,300	6,530,041
Sino Land Ltd.	115,372	197,726
Tai Cheung Holdings Ltd.	1,653,000	1,612,786
Wing Tai Holdings Ltd.	4,161,100	5,892,309
		29,541,075

TOTAL REAL ESTATE		123,129,679

UTILITIES - 2.8%
Electric Utilities - 1.1%
Exelon Corp.	373,900	16,862,890
Vistra Energy Corp. (a)	2,351,506	53,825,972
		70,688,862
Gas Utilities - 0.1%
China Resource Gas Group Ltd.	2,078,000	8,226,550
Independent Power and Renewable Electricity Producers - 1.6%
The AES Corp.	7,574,100	109,521,484

TOTAL UTILITIES		188,436,896

TOTAL COMMON STOCKS
(Cost $5,830,709,921)		5,937,243,518

Money Market Funds - 16.4%
Fidelity Cash Central Fund, 2.42% (d)	1,006,184,502	1,006,385,739
Fidelity Securities Lending Cash Central Fund 2.41% (d)(e)	91,819,147	91,828,329
TOTAL MONEY MARKET FUNDS
(Cost $1,098,206,523)		1,098,214,068
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $6,928,916,444)		7,035,457,586
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(332,757,492)
NET ASSETS - 100%		$6,702,700,094

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,624,286 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,479,732
Fidelity Securities Lending Cash Central Fund	341,372
Total	$2,821,104

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Dine Brands Global, Inc. (formerly DineEquity, Inc.)	$63,970,530	$--	$43,398,027	$2,636,864	$(7,117,816)	$36,040,078	$--
Total	$63,970,530	$--	$43,398,027	$2,636,864	$(7,117,816)	$36,040,078	$--

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$371,259,761	$365,093,094	$6,166,667	$--
Consumer Discretionary	496,296,391	492,619,143	3,677,248	--
Consumer Staples	324,659,604	296,619,025	28,040,579	--
Energy	466,818,769	466,818,769	--	--
Financials	1,015,066,485	1,006,229,215	8,837,270	--
Health Care	862,899,537	860,947,555	1,951,982	--
Industrials	698,425,974	698,395,867	30,107	--
Information Technology	915,601,349	915,601,349	--	--
Materials	474,649,073	468,469,415	6,179,658	--
Real Estate	123,129,679	123,129,679	--	--
Utilities	188,436,896	188,436,896	--	--
Money Market Funds	1,098,214,068	1,098,214,068	--	--
Total Investments in Securities:	$7,035,457,586	$6,980,574,075	$54,883,511	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.0%
Ireland	4.3%
Bermuda	2.5%
Canada	2.0%
United Kingdom	1.6%
British Virgin Islands	1.4%
Others (Individually Less Than 1%)	5.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $89,637,492) — See accompanying schedule: Unaffiliated issuers (cost $5,830,709,921)	$5,937,243,518
Fidelity Central Funds (cost $1,098,206,523)	1,098,214,068
Total Investment in Securities (cost $6,928,916,444)		$7,035,457,586
Foreign currency held at value (cost $45,451)		45,164
Receivable for investments sold		34,887,633
Receivable for fund shares sold		9,270,108
Dividends receivable		5,711,235
Distributions receivable from Fidelity Central Funds		1,723,288
Prepaid expenses		12,309
Other receivables		166,216
Total assets		7,087,273,539
Liabilities
Payable for investments purchased	$284,460,998
Payable for fund shares redeemed	3,513,398
Accrued management fee	3,113,269
Distribution and service plan fees payable	1,016,568
Other affiliated payables	508,069
Other payables and accrued expenses	143,968
Collateral on securities loaned	91,817,175
Total liabilities		384,573,445
Net Assets		$6,702,700,094
Net Assets consist of:
Paid in capital		$5,783,414,353
Total distributable earnings (loss)		919,285,741
Net Assets		$6,702,700,094
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($1,141,304,902 ÷ 37,804,083 shares)		$30.19
Service Class:
Net Asset Value, offering price and redemption price per share ($504,155,562 ÷ 16,860,055 shares)		$29.90
Service Class 2:
Net Asset Value, offering price and redemption price per share ($4,526,446,081 ÷ 154,896,608 shares)		$29.22
Investor Class:
Net Asset Value, offering price and redemption price per share ($530,793,549 ÷ 17,688,094 shares)		$30.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends (including $2,636,864 earned from other affiliated issuers)		$102,148,577
Income from Fidelity Central Funds		2,821,104
Total income		104,969,681
Expenses
Management fee	$45,572,659
Transfer agent fees	5,981,739
Distribution and service plan fees	15,024,510
Accounting and security lending fees	1,245,515
Custodian fees and expenses	226,729
Independent trustees' fees and expenses	46,205
Audit	60,408
Legal	28,449
Interest	32,804
Miscellaneous	59,855
Total expenses before reductions	68,278,873
Expense reductions	(503,787)
Total expenses after reductions		67,775,086
Net investment income (loss)		37,194,595
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	830,736,457
Fidelity Central Funds	4,842
Other affiliated issuers	(7,117,816)
Foreign currency transactions	77,765
Total net realized gain (loss)		823,701,248
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,033,543,680)
Fidelity Central Funds	(11,083)
Other affiliated issuers	36,040,078
Assets and liabilities in foreign currencies	(1,760)
Total change in net unrealized appreciation (depreciation)		(1,997,516,445)
Net gain (loss)		(1,173,815,197)
Net increase (decrease) in net assets resulting from operations		$(1,136,620,602)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$37,194,595	$46,511,645
Net realized gain (loss)	823,701,248	799,562,779
Change in net unrealized appreciation (depreciation)	(1,997,516,445)	744,068,528
Net increase (decrease) in net assets resulting from operations	(1,136,620,602)	1,590,142,952
Distributions to shareholders	(783,437,537)	–
Distributions to shareholders from net investment income	–	(45,709,222)
Distributions to shareholders from net realized gain	–	(394,785,154)
Total distributions	(783,437,537)	(440,494,376)
Share transactions - net increase (decrease)	(199,541,008)	(561,737,302)
Total increase (decrease) in net assets	(2,119,599,147)	587,911,274
Net Assets
Beginning of period	8,822,299,241	8,234,387,967
End of period	$6,702,700,094	$8,822,299,241
Other Information
Undistributed net investment income end of period		$11,169,812

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.94	$33.98	$32.65	$37.68	$36.39
Income from Investment Operations
Net investment income (loss)A	.23	.26	.21	.17	.13
Net realized and unrealized gain (loss)	(5.47)	6.59	3.27	(.59)	2.11
Total from investment operations	(5.24)	6.85	3.48	(.42)	2.24
Distributions from net investment income	(.24)	(.26)	(.16)	(.16)B	(.10)
Distributions from net realized gain	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.51)	(1.89)	(2.15)	(4.61)	(.95)
Net asset value, end of period	$30.19	$38.94	$33.98	$32.65	$37.68
Total ReturnC,D	(14.54)%	20.81%	12.23%	(1.39)%	6.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.63%	.63%	.63%	.64%
Expenses net of fee waivers, if any	.62%	.63%	.63%	.63%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.63%	.63%
Net investment income (loss)	.62%	.74%	.68%	.49%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$1,141,305	$1,463,407	$1,360,134	$1,382,527	$1,476,171
Portfolio turnover rateG	47%	31%	30%	26%H	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.60	$33.70	$32.41	$37.44	$36.16
Income from Investment Operations
Net investment income (loss)A	.19	.23	.18	.13	.09
Net realized and unrealized gain (loss)	(5.42)	6.52	3.23	(.59)	2.10
Total from investment operations	(5.23)	6.75	3.41	(.46)	2.19
Distributions from net investment income	(.20)	(.22)	(.14)	(.13)B	(.06)
Distributions from net realized gain	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.47)	(1.85)	(2.12)C	(4.57)D	(.91)
Net asset value, end of period	$29.90	$38.60	$33.70	$32.41	$37.44
Total ReturnE,F	(14.64)%	20.70%	12.11%	(1.50)%	6.20%
Ratios to Average Net AssetsG,H
Expenses before reductions	.72%	.73%	.73%	.73%	.74%
Expenses net of fee waivers, if any	.72%	.73%	.73%	.73%	.74%
Expenses net of all reductions	.72%	.72%	.73%	.73%	.73%
Net investment income (loss)	.52%	.64%	.58%	.39%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$504,156	$629,727	$566,378	$566,349	$622,227
Portfolio turnover rateI	47%	31%	30%	26%J	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.12 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $1.987 per share.

 D Total distributions of $4.57 per share is comprised of distributions from net investment income of $.128 and distributions from net realized gain of $4.445 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$37.79	$33.03	$31.83	$36.84	$35.60
Income from Investment Operations
Net investment income (loss)A	.13	.17	.13	.08	.04
Net realized and unrealized gain (loss)	(5.28)	6.39	3.16	(.57)	2.06
Total from investment operations	(5.15)	6.56	3.29	(.49)	2.10
Distributions from net investment income	(.15)	(.17)	(.10)	(.08)B	(.01)
Distributions from net realized gain	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.42)	(1.80)	(2.09)	(4.52)C	(.86)
Net asset value, end of period	$29.22	$37.79	$33.03	$31.83	$36.84
Total ReturnD,E	(14.77)%	20.54%	11.92%	(1.63)%	6.03%
Ratios to Average Net AssetsF,G
Expenses before reductions	.87%	.88%	.88%	.88%	.88%
Expenses net of fee waivers, if any	.87%	.88%	.88%	.88%	.88%
Expenses net of all reductions	.87%	.87%	.88%	.88%	.88%
Net investment income (loss)	.37%	.49%	.43%	.24%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$4,526,446	$6,070,380	$5,746,266	$5,591,030	$6,431,011
Portfolio turnover rateH	47%	31%	30%	26%I	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.52 per share is comprised of distributions from net investment income of $.075 and distributions from net realized gain of $4.446 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$38.72	$33.80	$32.50	$37.53	$36.25
Income from Investment Operations
Net investment income (loss)A	.20	.23	.19	.14	.10
Net realized and unrealized gain (loss)	(5.43)	6.55	3.24	(.59)	2.10
Total from investment operations	(5.23)	6.78	3.43	(.45)	2.20
Distributions from net investment income	(.21)	(.23)	(.14)	(.14)B	(.07)
Distributions from net realized gain	(3.27)	(1.63)	(1.99)	(4.45)B	(.85)
Total distributions	(3.48)	(1.86)	(2.13)	(4.58)C	(.92)
Net asset value, end of period	$30.01	$38.72	$33.80	$32.50	$37.53
Total ReturnD,E	(14.60)%	20.72%	12.13%	(1.47)%	6.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.71%	.71%	.72%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.71%	.72%
Expenses net of all reductions	.70%	.71%	.71%	.71%	.71%
Net investment income (loss)	.54%	.65%	.60%	.41%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$530,794	$658,785	$561,609	$523,368	$503,509
Portfolio turnover rateH	47%	31%	30%	26%I	142%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $4.58 per share is comprised of distributions from net investment income of $.137 and distributions from net realized gain of $4.446 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $19,653 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, equity-debt classifications and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$964,239,592
Gross unrealized depreciation	(874,587,013)
Net unrealized appreciation (depreciation)	$89,652,579
Tax Cost	$6,945,805,007

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,375,216
Undistributed long-term capital gain	$820,318,359
Net unrealized appreciation (depreciation) on securities and other investments	$89,611,818

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$54,137,705	$ 104,079,726
Long-term Capital Gains	729,299,832	336,414,650
Total	$ 783,437,537	$ 440,494,376

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,867,621,342 and $5,566,217,324, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$613,249
Service Class 2	14,411,261
$15,024,510

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$912,006
Service Class	396,615
Service Class 2	3,727,694
Investor Class	945,424
$5,981,739

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $153,347 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$6,605,921	2.01%	$32,804

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $7,746.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23,732 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $341,372, including $6,739 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $415,999 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $87,788.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$130,588,444	$–
Service Class	55,957,161	–
Service Class 2	538,053,244	–
Investor Class	58,838,688	–
Total	$783,437,537	$–
From net investment income
Initial Class	$–	$9,718,414
Service Class	–	3,666,055
Service Class 2	–	28,439,685
Investor Class	–	3,885,068
Total	$–	$45,709,222
From net realized gain
Initial Class	$–	$63,886,220
Service Class	–	26,951,072
Service Class 2	–	276,605,196
Investor Class	–	27,342,666
Total	$–	$394,785,154

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	2,294,740	3,952,417	$80,031,412	$137,971,182
Reinvestment of distributions	3,784,446	2,099,113	130,588,444	73,604,634
Shares redeemed	(5,854,418)	(8,500,502)	(212,748,287)	(303,303,706)
Net increase (decrease)	224,768	(2,448,972)	$(2,128,431)	$(91,727,890)
Service Class
Shares sold	977,622	1,012,778	$34,774,687	$35,927,536
Reinvestment of distributions	1,635,455	881,418	55,957,161	30,617,127
Shares redeemed	(2,067,819)	(2,385,726)	(75,042,884)	(84,637,226)
Net increase (decrease)	545,258	(491,530)	$15,688,964	$(18,092,563)
Service Class 2
Shares sold	7,063,298	6,433,582	$241,631,875	$221,648,957
Reinvestment of distributions	16,056,436	8,992,050	538,053,244	305,044,881
Shares redeemed	(28,873,961)	(28,734,686)	(1,014,808,988)	(991,975,956)
Net increase (decrease)	(5,754,227)	(13,309,054)	$(235,123,869)	$(465,282,118)
Investor Class
Shares sold	821,947	921,541	$29,845,088	$32,648,839
Reinvestment of distributions	1,714,198	895,486	58,838,688	31,227,734
Shares redeemed	(1,860,577)	(1,418,346)	(66,661,448)	(50,511,304)
Net increase (decrease)	675,568	398,681	$22,022,328	$13,365,269

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Mid Cap Portfolio (one of the funds constituting Variable Insurance Products Fund III, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2019

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 283 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.62%
Actual		$1,000.00	$830.00	$2.86
Hypothetical-C		$1,000.00	$1,022.08	$3.16
Service Class	.72%
Actual		$1,000.00	$829.60	$3.32
Hypothetical-C		$1,000.00	$1,021.58	$3.67
Service Class 2.87%
Actual		$1,000.00	$828.90	$4.01
Hypothetical-C		$1,000.00	$1,020.82	$4.43
Investor Class	.70%
Actual		$1,000.00	$829.60	$3.23
Hypothetical-C		$1,000.00	$1,021.68	$3.57

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Mid Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Mid Cap Portfolio
Initial Class	02/08/19	02/08/19	$0.053	$3.626
Service Class	02/08/19	02/08/19	$0.048	$3.626
Service Class 2	02/08/19	02/08/19	$0.040	$3.626
Investor Class	02/08/19	02/08/19	$0.049	$3.626

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $820,802,810, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 1%, and 100%; Service Class designates 1%, and 100%; Service Class 2 designates 1%, and 100%; and Investor Class designates 1%, and 100%; of the dividends distributed in February and December 2018, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Mid Cap Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPMID-ANN-0219
1.735273.119

Fidelity® Variable Insurance Products: Value Strategies Portfolio Annual Report December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, and if your insurance carrier elects to participate, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your variable insurance product unless you specifically request paper copies from your financial professional or the administrator of your variable insurance product. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically, by contacting your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial professional or the administrator of your variable insurance product. If you own a Fidelity-administered variable insurance product, please visit fidelity.com/mailpreferences to make your election or call 1-800-343-3548. Your election to receive reports in paper will apply to all funds available under your variable insurance product.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2019 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2018	Past 1 year	Past 5 years	Past 10 years
Initial Class	(17.32)%	2.31%	12.98%
Service Class	(17.33)%	2.22%	12.87%
Service Class 2	(17.50)%	2.05%	12.71%
Investor Class	(17.37)%	2.23%	12.89%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class on December 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$33,878	VIP Value Strategies Portfolio - Initial Class
$34,038	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  A gain for the 10th consecutive year proved elusive for U.S. stocks in 2018, with resurgent volatility upsetting the aging bull market. The S&P 500® index returned -4.38% for the year after reversing course (-14%) in the fourth quarter. The retreat was in sharp contrast to the benchmark’s steady climb from May into September, when it achieved a record close. As the fourth quarter began, rising U.S. Treasury yields and concern about peaking corporate earnings growth sent many investors fleeing from risk assets as they were still dealing with lingering uncertainty related to global trade and the U.S. Federal Reserve picking up the pace of interest rate hikes. The index returned -6.84% in October, at the time its largest monthly drop in seven years. But things got worse in December, as jitters about the economy and another hike in rates led to a spike in volatility and a -9% result for the month. For the full period, some economically sensitive sectors were at the bottom of the 12-month performance scale: energy (-18%), materials (-15%) and industrials (-13%) fared worst, followed by financials (-13%) and consumer staples (-9%). Meanwhile, communication services, which includes dividend-rich telecom stocks, returned about -7%. In contrast, the defensive health care sector gained roughly 6%. Information technology and consumer discretionary were rattled in the late-year downturn, but earlier strength resulted in advances of 3% and 2%, respectively. Utilities (+4%) and real estate (-2%) also topped the broader market.

Comments from Portfolio Manager Matthew Friedman:  For the year, the fund's share classes returned roughly -17%, trailing the -12.29% result of the benchmark Russell Midcap® Value Index. Growth stocks outperformed value stocks for most of the past 12 months, presenting a challenge for the fund, which tends to emphasize the latter style. Versus the benchmark, stock selection hindered the fund’s relative performance, particularly within the financials and consumer staples sectors. Choices in energy, information technology and communication services also hurt. Among individual stocks, Synchrony Financial (-38%), one of the fund’s largest holdings this period, was the biggest detractor in 2018. Shares of this provider of private-label credit cards for retail partners such as Amazon.com and Lowe’s were negatively impacted by the company’s loss of its relationship with Walmart, as well as some negative quarterly earnings surprises. Untimely ownership of Spectrum Brands Holdings (-46%), whose products include well-known household brands such as Iams® pet food and car-care stalwart Armor All®, also detracted following consecutive quarters of disappointing earnings results. Other notable laggards included our stake in oil driller Noble Energy (-47%), along with network infrastructure provider CommScope Holdings (-57%). Conversely, strong stock picks in the real estate sector were a plus this period. In fact, four of the fund's five leading contributors, including the top three, were all real estate names. Specifically, an out-of-index stake in American Tower (+13%) and overweighting in single-tenant real estate property owner National Retail Properties (+18%) were meaningful contributors. Real estate stocks generally benefited from investors’ rotation into areas of the market typically considered more-defensive as market volatility picked up later in the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2018

% of fund's net assets
American Tower Corp.	3.0
PPL Corp.	2.7
Sempra Energy	2.6
National Retail Properties, Inc.	2.3
Public Storage	2.3
Ameren Corp.	2.2
U.S. Bancorp	2.1
Equity Lifestyle Properties, Inc.	2.1
Wells Fargo & Co.	2.0
Synchrony Financial	1.9
23.2

Top Five Market Sectors as of December 31, 2018

% of fund's net assets
Financials	17.0
Real Estate	14.0
Consumer Discretionary	12.2
Industrials	11.1
Information Technology	9.0

Asset Allocation (% of fund's net assets)

As of December 31, 2018*
Common Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 16.7%

Schedule of Investments December 31, 2018

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 3.5%
Media - 3.5%
Discovery Communications, Inc. Class A (a)(b)	91,900	$2,273,606
GCI Liberty, Inc. (a)	90,800	3,737,328
Liberty Global PLC Class C (a)	115,100	2,375,664
Nexstar Broadcasting Group, Inc. Class A	44,400	3,491,616
		11,878,214
CONSUMER DISCRETIONARY - 12.2%
Distributors - 0.8%
LKQ Corp. (a)	109,900	2,607,927
Diversified Consumer Services - 0.9%
Houghton Mifflin Harcourt Co. (a)	327,910	2,905,283
Hotels, Restaurants & Leisure - 4.0%
Eldorado Resorts, Inc. (a)	110,500	4,001,205
The Stars Group, Inc. (a)	189,900	3,137,148
U.S. Foods Holding Corp. (a)	201,000	6,359,640
		13,497,993
Household Durables - 2.1%
D.R. Horton, Inc.	112,900	3,913,114
Mohawk Industries, Inc. (a)	26,902	3,146,458
		7,059,572
Internet & Direct Marketing Retail - 0.8%
Liberty Interactive Corp. QVC Group Series A (a)	141,900	2,769,888
Leisure Products - 0.8%
Mattel, Inc. (a)(b)	269,100	2,688,309
Multiline Retail - 1.8%
Dollar Tree, Inc. (a)	69,700	6,295,304
Specialty Retail - 1.0%
Lowe's Companies, Inc.	38,500	3,555,860

TOTAL CONSUMER DISCRETIONARY		41,380,136

CONSUMER STAPLES - 5.0%
Food Products - 2.3%
Conagra Brands, Inc.	80,300	1,715,208
Darling International, Inc. (a)	315,463	6,069,508
		7,784,716
Household Products - 1.0%
Spectrum Brands Holdings, Inc.	79,500	3,358,875
Personal Products - 0.5%
Coty, Inc. Class A	267,700	1,756,112
Tobacco - 1.2%
British American Tobacco PLC (United Kingdom)	125,056	3,984,909

TOTAL CONSUMER STAPLES		16,884,612

ENERGY - 7.0%
Energy Equipment & Services - 0.7%
Baker Hughes, a GE Co. Class A	110,100	2,367,150
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	85,800	3,761,472
Cheniere Energy, Inc. (a)	86,100	5,096,259
Encana Corp.	289,600	1,671,585
Lundin Petroleum AB	147,500	3,684,608
Noble Energy, Inc.	218,000	4,089,680
Valero Energy Corp.	40,900	3,066,273
		21,369,877

TOTAL ENERGY		23,737,027

FINANCIALS - 17.0%
Banks - 4.1%
U.S. Bancorp	156,616	7,157,351
Wells Fargo & Co.	146,930	6,770,534
		13,927,885
Capital Markets - 6.6%
Ameriprise Financial, Inc.	36,500	3,809,505
Apollo Global Management LLC Class A	201,313	4,940,221
Ares Management Corp.	68,900	1,225,042
Invesco Ltd.	157,500	2,636,550
State Street Corp.	63,400	3,998,638
The Blackstone Group LP	202,000	6,021,620
		22,631,576
Consumer Finance - 3.7%
OneMain Holdings, Inc. (a)	129,000	3,133,410
SLM Corp. (a)	341,800	2,840,358
Synchrony Financial	279,700	6,561,762
		12,535,530
Insurance - 2.6%
American International Group, Inc.	78,000	3,073,980
Chubb Ltd.	44,100	5,696,838
		8,770,818

TOTAL FINANCIALS		57,865,809

HEALTH CARE - 4.5%
Health Care Providers & Services - 2.1%
Cigna Corp.	17,400	3,304,608
CVS Health Corp.	57,300	3,754,296
		7,058,904
Pharmaceuticals - 2.4%
Allergan PLC	19,600	2,619,736
Jazz Pharmaceuticals PLC (a)	45,700	5,664,972
		8,284,708

TOTAL HEALTH CARE		15,343,612

INDUSTRIALS - 11.1%
Aerospace & Defense - 2.1%
Huntington Ingalls Industries, Inc.	25,000	4,757,750
United Technologies Corp.	23,400	2,491,632
		7,249,382
Airlines - 0.9%
American Airlines Group, Inc.	97,400	3,127,514
Commercial Services & Supplies - 1.3%
The Brink's Co.	65,800	4,253,970
Construction & Engineering - 1.3%
AECOM (a)	171,700	4,550,050
Machinery - 1.1%
WABCO Holdings, Inc. (a)	34,300	3,681,762
Professional Services - 0.9%
Nielsen Holdings PLC	125,000	2,916,250
Trading Companies & Distributors - 2.9%
AerCap Holdings NV (a)	87,300	3,457,080
Fortress Transportation & Infrastructure Investors LLC	152,800	2,191,152
HD Supply Holdings, Inc. (a)	114,700	4,303,544
		9,951,776
Transportation Infrastructure - 0.6%
Macquarie Infrastructure Co. LLC	53,000	1,937,680

TOTAL INDUSTRIALS		37,668,384

INFORMATION TECHNOLOGY - 9.0%
Communications Equipment - 0.6%
CommScope Holding Co., Inc. (a)	124,200	2,035,638
Electronic Equipment & Components - 0.5%
Flextronics International Ltd. (a)	234,900	1,787,589
IT Services - 4.5%
Cognizant Technology Solutions Corp. Class A	38,700	2,456,676
Conduent, Inc. (a)	238,800	2,538,444
DXC Technology Co.	48,900	2,600,013
First Data Corp. Class A (a)	196,700	3,326,197
Leidos Holdings, Inc.	81,400	4,291,408
		15,212,738
Semiconductors & Semiconductor Equipment - 1.9%
Broadcom, Inc.	14,100	3,585,348
NXP Semiconductors NV	38,200	2,799,296
		6,384,644
Software - 1.5%
Micro Focus International PLC	295,600	5,178,506

TOTAL INFORMATION TECHNOLOGY		30,599,115

MATERIALS - 7.8%
Chemicals - 5.7%
DowDuPont, Inc.	98,818	5,284,787
LyondellBasell Industries NV Class A	53,708	4,466,357
Nutrien Ltd.	101,200	4,753,109
Westlake Chemical Corp.	72,100	4,770,857
		19,275,110
Construction Materials - 0.8%
Eagle Materials, Inc.	42,200	2,575,466
Containers & Packaging - 1.3%
Crown Holdings, Inc. (a)	110,400	4,589,328

TOTAL MATERIALS		26,439,904

REAL ESTATE - 14.0%
Equity Real Estate Investment Trusts (REITs) - 12.8%
American Tower Corp.	63,500	10,045,065
Douglas Emmett, Inc.	132,700	4,529,051
Equinix, Inc.	17,800	6,275,568
Equity Lifestyle Properties, Inc.	73,200	7,109,916
National Retail Properties, Inc.	163,100	7,911,981
Public Storage	37,900	7,671,339
		43,542,920
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (a)	96,500	3,863,860

TOTAL REAL ESTATE		47,406,780

UTILITIES - 7.5%
Electric Utilities - 2.7%
PPL Corp.	323,500	9,164,755
Multi-Utilities - 4.8%
Ameren Corp.	116,800	7,618,864
Sempra Energy	81,961	8,867,361
		16,486,225

TOTAL UTILITIES		25,650,980

TOTAL COMMON STOCKS
(Cost $365,041,388)		334,854,573

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 2.42% (c)	270,979	271,033
Fidelity Securities Lending Cash Central Fund 2.41% (c)(d)	3,119,918	3,120,230
TOTAL MONEY MARKET FUNDS
(Cost $3,391,262)		3,391,263
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $368,432,650)		338,245,836
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,278,098
NET ASSETS - 100%		$339,523,934

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,393
Fidelity Securities Lending Cash Central Fund	68,056
Total	$96,449

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$11,878,214	$11,878,214	$--	$--
Consumer Discretionary	41,380,136	41,380,136	--	--
Consumer Staples	16,884,612	16,884,612	--	--
Energy	23,737,027	23,737,027	--	--
Financials	57,865,809	57,865,809	--	--
Health Care	15,343,612	15,343,612	--	--
Industrials	37,668,384	37,668,384	--	--
Information Technology	30,599,115	25,420,609	5,178,506	--
Materials	26,439,904	26,439,904	--	--
Real Estate	47,406,780	47,406,780	--	--
Utilities	25,650,980	25,650,980	--	--
Money Market Funds	3,391,263	3,391,263	--	--
Total Investments in Securities:	$338,245,836	$333,067,330	$5,178,506	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.3%
United Kingdom	4.3%
Netherlands	3.1%
Canada	2.8%
Ireland	2.4%
Switzerland	1.7%
Sweden	1.1%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2018
Assets
Investment in securities, at value (including securities loaned of $3,065,170) — See accompanying schedule: Unaffiliated issuers (cost $365,041,388)	$334,854,573
Fidelity Central Funds (cost $3,391,262)	3,391,263
Total Investment in Securities (cost $368,432,650)		$338,245,836
Cash		227
Foreign currency held at value (cost $3,619)		3,619
Receivable for fund shares sold		4,238,232
Dividends receivable		599,656
Distributions receivable from Fidelity Central Funds		1,417
Prepaid expenses		605
Other receivables		7,549
Total assets		343,097,141
Liabilities
Payable for fund shares redeemed	$174,659
Accrued management fee	157,319
Distribution and service plan fees payable	36,332
Other affiliated payables	36,097
Other payables and accrued expenses	47,593
Collateral on securities loaned	3,121,207
Total liabilities		3,573,207
Net Assets		$339,523,934
Net Assets consist of:
Paid in capital		$333,498,412
Total distributable earnings (loss)		6,025,522
Net Assets		$339,523,934
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($77,279,383 ÷ 6,953,559 shares)		$11.11
Service Class:
Net Asset Value, offering price and redemption price per share ($16,585,912 ÷ 1,496,198 shares)		$11.09
Service Class 2:
Net Asset Value, offering price and redemption price per share ($160,273,551 ÷ 14,295,232 shares)		$11.21
Investor Class:
Net Asset Value, offering price and redemption price per share ($85,385,088 ÷ 7,734,553 shares)		$11.04

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2018
Investment Income
Dividends		$8,029,998
Income from Fidelity Central Funds		96,449
Total income		8,126,447
Expenses
Management fee	$2,253,709
Transfer agent fees	356,264
Distribution and service plan fees	510,575
Accounting and security lending fees	164,121
Custodian fees and expenses	22,425
Independent trustees' fees and expenses	2,286
Audit	63,863
Legal	15,020
Interest	1,042
Miscellaneous	2,815
Total expenses before reductions	3,392,120
Expense reductions	(44,066)
Total expenses after reductions		3,348,054
Net investment income (loss)		4,778,393
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	38,580,469
Fidelity Central Funds	672
Foreign currency transactions	(2,415)
Total net realized gain (loss)		38,578,726
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(115,102,534)
Fidelity Central Funds	(1,146)
Assets and liabilities in foreign currencies	332
Total change in net unrealized appreciation (depreciation)		(115,103,348)
Net gain (loss)		(76,524,622)
Net increase (decrease) in net assets resulting from operations		$(71,746,229)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2018	Year ended December 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,778,393	$6,988,097
Net realized gain (loss)	38,578,726	32,466,048
Change in net unrealized appreciation (depreciation)	(115,103,348)	37,106,234
Net increase (decrease) in net assets resulting from operations	(71,746,229)	76,560,379
Distributions to shareholders	(22,429,575)	–
Distributions to shareholders from net investment income	–	(5,807,215)
Distributions to shareholders from net realized gain	–	(103,711,038)
Total distributions	(22,429,575)	(109,518,253)
Share transactions - net increase (decrease)	(19,946,394)	65,856,165
Total increase (decrease) in net assets	(114,122,198)	32,898,291
Net Assets
Beginning of period	453,646,132	420,747,841
End of period	$339,523,934	$453,646,132
Other Information
Undistributed net investment income end of period		$2,186,758

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Value Strategies Portfolio Initial Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.27	$15.77	$14.54	$15.19	$14.37
Income from Investment Operations
Net investment income (loss)A	.17	.25B	.23	.18	.15
Net realized and unrealized gain (loss)	(2.58)	2.35	1.17	(.64)	.83
Total from investment operations	(2.41)	2.60	1.40	(.46)	.98
Distributions from net investment income	(.13)	(.22)	(.17)	(.18)	(.16)
Distributions from net realized gain	(.62)	(3.88)	–	(.01)	–
Total distributions	(.75)	(4.10)	(.17)	(.19)	(.16)
Net asset value, end of period	$11.11	$14.27	$15.77	$14.54	$15.19
Total ReturnC,D	(17.32)%	19.36%	9.62%	(2.99)%	6.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.68%	.67%	.67%	.68%
Expenses net of fee waivers, if any	.67%	.68%	.67%	.67%	.68%
Expenses net of all reductions	.66%	.67%	.67%	.67%	.68%
Net investment income (loss)	1.29%	1.74%B	1.56%	1.19%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$77,279	$99,324	$93,648	$98,919	$107,742
Portfolio turnover rateG	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.38%.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.23	$15.74	$14.52	$15.16	$14.34
Income from Investment Operations
Net investment income (loss)A	.16	.23B	.21	.17	.14
Net realized and unrealized gain (loss)	(2.56)	2.34	1.17	(.63)	.82
Total from investment operations	(2.40)	2.57	1.38	(.46)	.96
Distributions from net investment income	(.12)	(.20)	(.16)	(.16)	(.14)
Distributions from net realized gain	(.62)	(3.88)	–	(.01)	–
Total distributions	(.74)	(4.08)	(.16)	(.18)C	(.14)
Net asset value, end of period	$11.09	$14.23	$15.74	$14.52	$15.16
Total ReturnD,E	(17.33)%	19.21%	9.48%	(3.05)%	6.69%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.78%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.77%	.78%	.77%	.77%	.77%
Expenses net of all reductions	.76%	.77%	.77%	.77%	.77%
Net investment income (loss)	1.19%	1.64%B	1.46%	1.09%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$16,586	$22,859	$21,949	$22,970	$29,109
Portfolio turnover rateH	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Total distributions of $.18 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.012 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Service Class 2

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.38	$15.86	$14.64	$15.28	$14.46
Income from Investment Operations
Net investment income (loss)A	.14	.21B	.19	.15	.12
Net realized and unrealized gain (loss)	(2.59)	2.37	1.17	(.64)	.82
Total from investment operations	(2.45)	2.58	1.36	(.49)	.94
Distributions from net investment income	(.10)	(.18)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.62)	(3.88)	–	(.01)	–
Total distributions	(.72)	(4.06)	(.14)	(.15)	(.12)
Net asset value, end of period	$11.21	$14.38	$15.86	$14.64	$15.28
Total ReturnC,D	(17.50)%	19.08%	9.27%	(3.19)%	6.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	.92%	.93%	.92%	.92%	.92%
Expenses net of fee waivers, if any	.92%	.92%	.92%	.92%	.92%
Expenses net of all reductions	.91%	.92%	.92%	.92%	.92%
Net investment income (loss)	1.04%	1.49%B	1.31%	.94%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$160,274	$210,354	$187,876	$186,853	$220,494
Portfolio turnover rateG	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.13%.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

VIP Value Strategies Portfolio Investor Class

Years ended December 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$14.18	$15.69	$14.47	$15.12	$14.31
Income from Investment Operations
Net investment income (loss)A	.16	.23B	.22	.17	.14
Net realized and unrealized gain (loss)	(2.56)	2.34	1.16	(.64)	.82
Total from investment operations	(2.40)	2.57	1.38	(.47)	.96
Distributions from net investment income	(.12)	(.21)	(.16)	(.17)	(.15)
Distributions from net realized gain	(.62)	(3.88)	–	(.01)	–
Total distributions	(.74)	(4.08)C	(.16)	(.18)	(.15)
Net asset value, end of period	$11.04	$14.18	$15.69	$14.47	$15.12
Total ReturnD,E	(17.37)%	19.30%	9.53%	(3.07)%	6.67%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.76%	.75%	.75%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.75%	.75%	.76%
Expenses net of all reductions	.74%	.75%	.75%	.75%	.75%
Net investment income (loss)	1.21%	1.66%B	1.48%	1.11%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$85,385	$121,110	$117,276	$126,007	$110,755
Portfolio turnover rateH	68%	53%	108%	25%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.29%.

 C Total distributions of $4.08 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $3.878 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2018

1. Organization.

VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,376,598
Gross unrealized depreciation	(57,581,468)
Net unrealized appreciation (depreciation)	$(30,204,870)
Tax Cost	$368,450,706

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,470,541
Undistributed long-term capital gain	$35,683,051
Net unrealized appreciation (depreciation) on securities and other investments	$(30,204,254)

The Fund intends to elect to defer to its next fiscal year $923,816 of capital losses recognized during the period November 1, 2018 to December 31, 2018.

The tax character of distributions paid was as follows:

	December 31, 2018	December 31, 2017
Ordinary Income	$8,852,796	$ 25,324,641
Long-term Capital Gains	13,576,779	84,193,612
Total	$22,429,575	$ 109,518,253

New Rule Issuance. During August 2018, the U.S. Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification. This Final Rule includes amendments specific to registered investment companies that are intended to eliminate overlap in disclosure requirements between Regulation S-X and GAAP. In accordance with these amendments, certain line-items in the Fund's financial statements have been combined or removed for the current period as outlined in the table below.

Financial Statement	Current Line-Item Presentation	Prior Line-Item Presentation
Statement of Assets and Liabilities	Total distributable earnings (loss)	Undistributed/Distributions in excess of/Accumulated net investment income (loss) Accumulated/Undistributed net realized gain (loss) Net unrealized appreciation (depreciation)
Statement of Changes in Net Assets	N/A - removed	Undistributed/Distributions in excess of/Accumulated net investment income (loss) end of period
Statement of Changes in Net Assets	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain
Distributions to Shareholders Note to Financial Statements	Distributions to shareholders	Distributions to shareholders from net investment income Distributions to shareholders from net realized gain

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $283,291,101 and $323,335,036, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$20,927
Service Class 2	489,648
$510,575

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of class-level average net assets. The annual rate for Investor Class is .15% and the annual rate for all other classes is .07%. For the period, transfer agent fees for each class were as follows:

Initial Class	$59,623
Service Class	13,531
Service Class 2	126,651
Investor Class	156,459
$356,264

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,313 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$1,897,667	2.17%	$1,030

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,188 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $68,056, including $138 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $179,000. The weighted average interest rate was 2.42%. The interest expense amounted to $12 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $39,570 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,496.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2018	Year ended December 31, 2017
Distributions to shareholders
Initial Class	$5,091,208	$–
Service Class	1,141,058	–
Service Class 2	10,246,967	–
Investor Class	5,950,342	–
Total	$22,429,575	$–
From net investment income
Initial Class	$–	$1,416,724
Service Class	–	308,631
Service Class 2	–	2,454,556
Investor Class	–	1,627,304
Total	$–	$5,807,215
From net realized gain
Initial Class	$–	$23,069,664
Service Class	–	5,452,821
Service Class 2	–	47,083,191
Investor Class	–	28,105,362
Total	$–	$103,711,038

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2018	Year ended December 31, 2017	Year ended December 31, 2018	Year ended December 31, 2017
Initial Class
Shares sold	1,142,111	717,848	$14,699,543	$10,210,257
Reinvestment of distributions	412,529	1,818,819	5,091,208	24,486,388
Shares redeemed	(1,561,610)	(1,514,816)	(21,147,209)	(21,515,582)
Net increase (decrease)	(6,970)	1,021,851	$(1,356,458)	$13,181,063
Service Class
Shares sold	87,102	61,164	$1,192,293	$859,498
Reinvestment of distributions	92,443	429,124	1,141,058	5,761,452
Shares redeemed	(289,576)	(278,675)	(3,866,120)	(3,907,293)
Net increase (decrease)	(110,031)	211,613	$(1,532,769)	$2,713,657
Service Class 2
Shares sold	1,249,817	1,087,305	$16,926,369	$15,506,124
Reinvestment of distributions	821,497	3,652,187	10,246,967	49,537,747
Shares redeemed	(2,402,554)	(1,955,576)	(32,326,479)	(28,029,450)
Net increase (decrease)	(331,240)	2,783,916	$(5,153,143)	$37,014,421
Investor Class
Shares sold	776,322	747,105	$10,013,925	$10,512,977
Reinvestment of distributions	483,545	2,222,365	5,950,342	29,732,667
Shares redeemed	(2,068,277)	(1,900,518)	(27,868,291)	(27,298,620)
Net increase (decrease)	(808,410)	1,068,952	$(11,904,024)	$12,947,024

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 29% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 35% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund III and Shareholders of VIP Value Strategies Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 13, 2019

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley,each of the Trustees oversees 283 funds. Mr. Wiley oversees 192 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair (2018-present) and Member (2013-present) of the Board of Governors, State University System of Florida and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present) and as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), a Director of Fortune Brands, Inc. (consumer products, 2000-2011), and a member of the Board of Trustees of the University of Florida (2013-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a Director of Andeavor Logistics LP (natural resources logistics, 2015-2018), a Director of Post Oak Bank (privately-held bank, 2004-2018), a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), an Advisory Director of Riverstone Holdings (private investment), a Director of Spinnaker Exploration Company (exploration and production, 2001-2005) and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Vicki L. Fuller (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Fuller serves as a member of the Board of Directors, Audit Committee, and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present). Previously, Ms. Fuller served as the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2018

Secretary and Chief Legal Officer (CLO)

Mr. Coffey also serves as Secretary and CLO of other funds. Mr. Coffey serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-present); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Assistant Secretary of certain funds (2009-2018) and as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 to December 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period-B July 1, 2018 to December 31, 2018
Initial Class	.67%
Actual		$1,000.00	$832.60	$3.09
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Service Class	.77%
Actual		$1,000.00	$832.70	$3.56
Hypothetical-C		$1,000.00	$1,021.32	$3.92
Service Class 2.92%
Actual		$1,000.00	$831.70	$4.25
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Investor Class	.75%
Actual		$1,000.00	$832.90	$3.46
Hypothetical-C		$1,000.00	$1,021.42	$3.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Value Strategies Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Value Strategies Portfolio
Initial Class	02/09/18	02/09/18	$0.053	$1.178
Service Class	02/09/18	02/09/18	$0.051	$1.178
Service Class 2	02/09/18	02/09/18	$0.048	$1.178
Investor Class	02/09/18	02/09/18	$0.051	$1.178

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2018, $35,710,754, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 16% and 50%; Service Class designates 17% and 53%; Service Class 2 designates 18% and 56% and Investor Class designates 17% and 52% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Value Strategies Portfolio

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

VIPVS-ANN-0219
1.781994.116

Item 2.

Code of Ethics

As of the end of the period, December 31, 2018, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$57,000	$100	$6,500	$1,600
VIP Dynamic Capital Appreciation Portfolio	$38,000	$100	$6,200	$1,100
VIP Growth & Income Portfolio	$47,000	$100	$6,900	$1,400
VIP Growth Opportunities Portfolio	$50,000	$100	$5,200	$1,400
VIP Value Strategies Portfolio	$45,000	$100	$7,600	$1,300

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$57,000	$100	$6,800	$1,600
VIP Dynamic Capital Appreciation Portfolio	$38,000	$100	$6,300	$1,100
VIP Growth & Income Portfolio	$48,000	$100	$6,800	$1,400
VIP Growth Opportunities Portfolio	$50,000	$100	$5,300	$1,400
VIP Value Strategies Portfolio	$45,000	$100	$7,500	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$48,000	$4,100	$3,100	$2,000

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$48,000	$4,400	$3,500	$2,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2018A	December 31, 2017A
Audit-Related Fees	$290,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2018A	December 31, 2017A
Audit-Related Fees	$7,930,000	$8,470,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2018A	December 31, 2017A
Deloitte Entities	$795,000	$345,000
PwC	$11,135,000	$10,725,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 25, 2019

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2019